                                                                Exhibit 10.39


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                               PURCHASE AGREEMENT
                               (PHASE III - LAND)




                                     BETWEEN




                             BNP LEASING CORPORATION


                                    ("BNPLC")



                                       AND



                             NETWORK APPLIANCE, INC.

                                     ("NAI")





                                 JUNE 16, 1999

                             (SUNNYVALE, CALIFORNIA)




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
                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
1       NAI's OPTIONS AND OBLIGATIONS ON THE DESIGNATED SALE DATE                                        1
        (A)    Right to Purchase; Right and Obligation to Remarket                                       1
        (B)    Determinations Concerning Price                                                           3
        (C)    Designation of the Purchaser                                                              4
        (D)    Effect of the Purchase Option and NAI's Initial Remarketing Rights and
               Obligations on Subsequent Title Encumbrances                                              4
        (E)    Security for the Purchase Option and NAI's Initial Remarketing Rights and
               Obligations                                                                               4
        (F)    Delivery of Books and Records If BNPLC Retains the Property                               5

2       NAI's RIGHTS AND OPTIONS AFTER THE DESIGNATED SALE DATE                                          5
        (A)    NAI's Extended Right to Remarket                                                          5
        (B)    Definition of Minimum Extended Remarketing Price                                          5
        (C)    BNPLC's Right to Sell                                                                     6
        (D)    NAI's Right to Excess Sales Proceeds                                                      7
        (E)    Permitted Transfers During NAI's Extended Remarketing Period                              7

3       TERMS OF CONVEYANCE UPON PURCHASE                                                                7

4       SURVIVAL AND TERMINATION OF THE RIGHTS AND OBLIGATIONS OF NAI AND BNPLC                          7
        (A)    Status of this Agreement Generally                                                        7
        (B)    Intentionally Deleted.                                                                    8
        (C)    Intentionally Deleted                                                                     8
        (D)    Automatic Termination of NAI's Rights                                                     8
        (E)    Termination of NAI's Extended Remarketing Rights to Permit a Sale by BNPLC                8
        (F)    Payment Only to BNPLC                                                                     9
        (G)    Remedies Under the Other Operative Documents                                              9
        (H)    Occupancy by NAI Prior to Closing of a Sale                                               9

5       SECURITY FOR NAI'S OBLIGATIONS; RETURN OF FUNDS                                                  9

6       CERTAIN REMEDIES CUMULATIVE                                                                     10

7       ATTORNEYS' FEES AND LEGAL EXPENSES                                                              10

8       ESTOPPEL CERTIFICATE                                                                            10

9       SUCCESSORS AND ASSIGNS                                                                          10

8       GROUND LEASE TERM AND EARLY TERMINATION BY BNPLC                                                 2


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
9       NO OTHER GROUND LEASE TERMINATION                                                                2

10      GROUND LEASE RENT                                                                                3

11      USE OF GL PROPERTY                                                                               3
        (A)    Permitted Uses and Construction of Improvements                                           3
        (B)    Cooperation by Lessor and its Affiliates                                                  3
        (C)    Title to Improvements                                                                     3

12      ASSIGNMENT AND SUBLETTING; PASS THROUGH OF BNPLC's LIABILITY INSURANCE AND INDEMNITY
        RIGHTS                                                                                           4

13      REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR                                              4
        (A)    Title to the Property                                                                     4
        (B)    Modification of Permitted Encumbrances and Development Documents                          5
        (C)    Performance and Preservation of the Development Documents and Permitted
               Encumbrances for the Benefit of BNPLC                                                     5

14      INSURANCE AND CONDEMNATION                                                                       5
        (A)    Entitlement to Insurance and Condemnation Proceeds                                        5
        (B)    Collection of Insurance Proceeds                                                          5
        (C)    Collection of Condemnation Proceeds                                                       6

15      LEASEHOLD MORTGAGES                                                                              6

16      EVENTS OF DEFAULT                                                                                7
        (A)    Definition of Ground Lease Default                                                        7
        (B)    Remedy                                                                                    7

17      QUIET ENJOYMENT                                                                                  8

18      ESTOPPEL CERTIFICATE                                                                             8

19      OPTION TO REPURCHASE                                                                             8


                             Exhibits and Schedules


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
Exhibit A            Legal Description

Exhibit B            Requirements Re: Form of Grant Deed and Ground Lease

Exhibit C            Bill of Sale and Assignment

Exhibit D            Acknowledgment and Disclaimer

Exhibit E            Secretary's Certificate

Exhibit F            Certificate Concerning Tax Withholding


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
                               PURCHASE AGREEMENT
                               (PHASE III - LAND)


        This PURCHASE AGREEMENT (PHASE III - LAND) (this "AGREEMENT"), by and between BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), and NETWORK APPLIANCE, INC., a California corporation ("NAI"), is made and dated as of [EFFECTIVE DATE], the Effective Date. ("EFFECTIVE DATE" and other capitalized terms used and not otherwise defined in this Agreement are intended to have the meanings assigned to them in the Common Definitions and Provisions Agreement (Phase I - Land) executed by BNPLC and NAI contemporaneously with this Agreement. By this reference, the Common Definitions and Provisions Agreement (Phase III - Land) is incorporated into and made a part of this Agreement for all purposes.)


                                    RECITALS

        Pursuant to the Existing Contracts, which cover the Land described in Exhibit A, BNPLC is acquiring the Land and any appurtenances thereto from Seller contemporaneously with the execution of this Agreement. Pursuant to the Lease Agreement (Phase III - Land) executed by BNPLC and NAI contemporaneously with this Agreement (the "LAND LEASE"), BNPLC is leasing the Land to NAI. (All of BNPLC's interests, including those created by the documents delivered at the closing under the Existing Contracts, in the Land and in all other real and personal property from time to time covered by the Land Lease and included within the "Property" as defined therein are hereinafter collectively referred to as the "PROPERTY". The Property does not include the Improvements, it being understood that the Other Purchase Agreement constitutes a separate agreement providing for the possible sale of the Improvements and the appurtenances thereto, and only the Improvements and the appurtenances thereto, from BNPLC to NAI or a third party designated by NAI.)

        NAI and BNPLC have reached agreement upon the terms and conditions upon which NAI will purchase or arrange for the purchase of the Property, and by this Agreement they desire to evidence such agreement.


                                   AGREEMENTS

1       NAI's OPTIONS AND OBLIGATIONS ON THE DESIGNATED SALE DATE.


(A) Right to Purchase; Right and Obligation to Remarket . Whether or not an Event of Default shall have occurred and be continuing or the Land Lease shall have been terminated, but subject to Paragraph below:


        (1) NAI shall have the right (the "PURCHASE OPTION") to purchase or cause an Affiliate of NAI to purchase the Property and BNPLC's interest in Escrowed Proceeds, if any, on the Designated Sale Date for a cash price equal to the Break Even Price (as defined below).

        (2) If neither NAI nor an Affiliate of NAI purchases the Property and BNPLC's interest in any Escrowed Proceeds on the Designated Sale Date as provided in the preceding subparagraph 1(A)(1), then NAI shall have the following rights and obligations (collectively, "NAI'S INITIAL REMARKETING RIGHTS AND OBLIGATIONS"):

                (a) First, NAI shall have the right (but not the obligation) to cause an Applicable Purchaser who is not an Affiliate of NAI to purchase the Property and BNPLC's interest in any Escrowed Proceeds on the Designated


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                Sale Date for a cash purchase price (the "THIRD PARTY PRICE")
                determined as provided below. If, however, the Break Even Price exceeds the sum of any Third Party Price tendered or to be tendered to BNPLC by an Applicable Purchaser and any Supplemental Payment paid by NAI as described below, then BNPLC may affirmatively elect to decline such tender from the Applicable Purchaser and to keep the Property and any Escrowed Proceeds rather than sell to the Applicable Purchaser pursuant to this subparagraph (a "VOLUNTARY RETENTION OF THE PROPERTY").

                (b) Second, if the Third Party Price actually paid by an Applicable Purchaser to BNPLC on the Designated Sale Date exceeds the Break Even Price, NAI shall be entitled to such excess, subject, however, to BNPLC's right to offset against such excess any and all sums that are then due from NAI to BNPLC under the other Operative Documents.

                (c) Third, if for any reason whatsoever (including a Voluntary Retention of the Property or a decision by NAI not to exercise its right to purchase or cause an Applicable Purchaser to purchase from BNPLC as described above) neither NAI nor an Applicable Purchaser pays a net cash price to BNPLC on the Designated Sale Date equal to or in excess of the Break Even Price in connection with a sale of the Property and BNPLC's interest in any Escrowed Proceeds pursuant to this Agreement, then NAI shall have the obligation to pay to BNPLC on the Designated Sale Date a supplemental payment (the "SUPPLEMENTAL PAYMENT") equal to the lesser of (1) the amount by which the Break Even Price exceeds such net cash price (if any) actually received by BNPLC on the Designated Sale Date (such excess being hereinafter called a "DEFICIENCY") or (2) the Maximum Remarketing Obligation. As used herein, the "MAXIMUM REMARKETING OBLIGATION" means a dollar amount determined in accordance with the following provisions:

                        1) The "MAXIMUM REMARKETING OBLIGATION" will equal the product of (i) Stipulated Loss Value on the Designated Sale Date, times (ii) 100% minus the Residual Risk Percentage, provided that both of the following conditions are satisfied:

                                (x) NAI shall not have elected to accelerate the Designated Sale Date as provided in clause (2) of the definition of Designated Sale Date in the Common Definitions and Provisions Agreement (Phase III - Land).

                                (y) No Event of Default, other than an Issue 97-1 Non-performance-related Subjective Event of Default, shall occur on or be continuing on the Designated Sale Date.

                        2) If either of the conditions listed in subparagraph 1) preceding are not satisfied, the "MAXIMUM REMARKETING OBLIGATION" will equal the Break Even Price.

If any Supplemental Payment or other amount payable to BNPLC pursuant to this subparagraph 1(A) is not actually paid to BNPLC on the Designated Sale Date, NAI shall pay interest on the past due amount computed at the Default Rate from the Designated Sale Date.

(B)     Determinations Concerning Price .


        (1) Determination of the Break Even Price. As used herein, "BREAK EVEN PRICE" means an amount equal, on the Designated Sale Date, to Stipulated Loss Value, plus all out-of-pocket costs and expenses (including appraisal costs, withholding taxes (if any) not constituting Excluded Taxes, and Attorneys' Fees) incurred by BNPLC in connection with any sale of BNPLC's interests in the Property under this Agreement or in connection with collecting payments due hereunder, but less the aggregate amounts (if any) of Direct Payments to Participants and Deposit Taker Losses.


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
        (2) Determination of Third Party Price. The Third Party Price required of any Applicable Purchaser purchasing from BNPLC under subparagraph 1(A)2(a) will be determined as follows:

                (a) NAI may give a notice (a "REMARKETING NOTICE") to BNPLC and to each of the Participants no earlier than one hundred twenty days before the Designated Sale Date and no later than ninety days before the Designated Sale Date, specifying an amount as the Third Party Price that NAI believes in good faith to constitute reasonably equivalent value for the Property and any Escrowed Proceeds. Once given, a Remarketing Notice shall not be rescinded or modified without BNPLC's written consent.

                (b) If BNPLC believes in good faith that the Third Party Price specified by NAI in a Remarketing Notice does not constitute reasonably equivalent value for the Property and any Escrowed Proceeds, BNPLC may at any time before sixty days prior to the Designated Sale Date respond to the Remarketing Notice with a notice back to NAI, objecting to the Third Party Price so specified by NAI. If BNPLC receives a Remarketing Notice, yet does not respond with an objection as provided in the preceding sentence, the Third Party Price suggested by NAI in the Remarketing Notice will be the Third Party Price for purposes of this Agreement. If, however, BNPLC does respond with an objection as provided in this subparagraph, and if NAI and BNPLC do not otherwise agree in writing upon a Third Party Price, then the Third Party Price will be the lesser of (I) fair market value of the Property, plus the amount of any Escrowed Proceeds, as determined by a professional independent appraiser satisfactory to BNPLC, or (II) the Break Even Price.

                (c) If for any reason, including an acceleration of the Designated Sale Date as provided in the definition thereof in the Common Definitions and Provisions Agreement (Phase III -
                Land), NAI does not deliver a Remarketing Notice to BNPLC within the time period specified above, then the Third Party Price will be an amount determined in good faith by BNPLC as constituting reasonably equivalent value for the Property and any Escrowed Proceeds, but in no event more than the Break Even Price.

        If any payment to BNPLC by an Applicable Purchaser hereunder is held to constitute a preference or a voidable transfer under Applicable Law, or must for any other reason be refunded by BNPLC to the Applicable Purchaser or to another Person, and if such payment to BNPLC reduced or had the effect of reducing a Supplemental Payment or increased or had the effect of increasing any excess sale proceeds paid to NAI pursuant to subparagraph 1(A)(2)(b) or pursuant to subparagraph 2(D), then NAI shall pay to BNPLC upon demand an amount equal to the reduction of the Supplemental Payment or to the increase of the excess sale proceeds paid to NAI, as applicable, and this Agreement shall continue to be effective or shall be reinstated as necessary to permit BNPLC to enforce its right to collect such amount from NAI.

(C) Designation of the Purchaser . To give BNPLC the opportunity before the Designated Sale Date to prepare the deed and other documents that BNPLC must tender pursuant to Paragraph 3 (collectively, the "SALE CLOSING DOCUMENTS"), NAI must, by a notice to BNPLC given at least seven days prior to the Designated Sale Date, specify irrevocably, unequivocally and with particularity the party who will purchase the Property in order to satisfy the obligations of NAI set forth in subparagraph 1(A). If for any reason NAI fails to so specify a party who will in accordance with the terms and conditions set forth herein purchase the Property (be it NAI itself, an Affiliate of NAI or another Applicable Purchaser), BNPLC shall be entitled to postpone the tender of the Sale Closing Documents until a date after the Designated Sale Date and not more than twenty days after NAI finally does so specify a party, but such postponement will not relieve or postpone the obligation of NAI to make a Supplemental Payment on the Designated Sale Date as provided in Paragraph 1(A)(2)(c).

(D) Effect of the Purchase Option and NAI's Initial Remarketing Rights and Obligations on Subsequent Title Encumbrances . Any conveyance of the Property to NAI or any Applicable Purchaser pursuant to this Paragraph 1(A) shall cut off and terminate any interest in the Land or other Property claimed by, through or under BNPLC, including any interest claimed by the Participants and including any Liens Removable by BNPLC (such as, but not limited to, any judgment liens established against the Property because of a judgment rendered against BNPLC and any leasehold or other interests conveyed by


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
BNPLC in the ordinary course of BNPLC's business), but not including personal obligations of NAI to BNPLC under the Land Lease or other Operative Documents (including obligations arising under the indemnities therein). Anyone accepting or taking any interest in the Property by or through BNPLC after the date of this Agreement shall acquire such interest subject to the Purchase Option and NAI's Initial Remarketing Rights and Obligations. Further, NAI and any Applicable Purchaser shall be entitled to pay any payment required by this Agreement for the purchase of the Property directly to BNPLC notwithstanding any prior conveyance or assignment by BNPLC, voluntary or otherwise, of any right or interest in this Agreement or the Property, and neither NAI nor any Applicable Purchaser shall be responsible for the proper distribution or application of any such payments by BNPLC; and any such payment to BNPLC shall discharge the obligation of NAI to cause such payment to all Persons claiming an interest in such payment. Contemporaneously with the execution of this Agreement, the parties shall record a memorandum of this Agreement for purposes of effecting constructive notice to all Persons of NAI's rights under this Agreement, including its rights under this subparagraph.

(E) Security for the Purchase Option and NAI's Initial Remarketing Rights and Obligations . To secure BNPLC's obligation to sell the Property pursuant to this Paragraph and to pay any damages to NAI caused by a breach of such obligations, including any such breach caused by a rejection or termination of this Agreement in any bankruptcy or insolvency proceeding instituted by or against BNPLC, as debtor, BNPLC does hereby grant to NAI a lien and security interest against all rights, title and interests of BNPLC from time to time in and to the Land and other Property. NAI may enforce such lien and security interest judicially after any such breach by BNPLC, but not otherwise. Contemporaneously with the execution of this Agreement, NAI and BNPLC will execute a memorandum of this Agreement which is in recordable form and which specifically references the lien granted in this subparagraph, and NAI shall be entitled to record such memorandum at any time prior to the Designated Sale Date.

(F) Delivery of Books and Records If BNPLC Retains the Property . Unless NAI or its Affiliate or another Applicable Purchaser purchases the Property pursuant to Paragraph 1(A), promptly after the Designated Sale Date NAI shall deliver to BNPLC copies of books and records of NAI which will be necessary or useful to any future owner's or occupant's use of the Property.

2       NAI's RIGHTS AND OPTIONS AFTER THE DESIGNATED SALE DATE.

(A) NAI's Extended Right to Remarket . During the two years following the Designated Sale Date ("NAI's EXTENDED REMARKETING PERIOD"), NAI shall have the right ("NAI'S EXTENDED REMARKETING RIGHT") to cause an Applicable Purchaser who is not an Affiliate of NAI to purchase the Property for a cash purchase price not below the lesser of (I) the Minimum Extended Remarketing Price (as defined below), or (II) if applicable, the Third Party Target Price (as defined below) specified in any Third Party Sale Notice (as defined below) given by BNPLC pursuant to subparagraph 2(C)(2)within the ninety days prior to the date (the "FINAL SALE DATE") upon which BNPLC receives such purchase price from the Applicable Purchaser. NAI's Extended Remarketing Right shall, however, be subject to all of the following conditions:

        (1) The Property and BNPLC's interest in Escrowed Proceeds, if any, shall not have been sold on the Designated Sale Date as provided in Paragraph 1.

        (2) No Voluntary Retention of the Property shall have occurred as described in subparagraph 1(A)(2)(a).

        (3) NAI's Extended Remarketing Right shall not have been terminated pursuant to subparagraph 4(D) below because of NAI's failure to make any Supplemental Payment required on the Designated Sale Date.

        (4) NAI's Extended Remarketing Right shall not have been terminated by BNPLC pursuant to subparagraph 4(E) below to facilitate BNPLC's sale of the Property to a third party in accordance with subparagraph 2(C).


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
        (5) At least thirty days prior to the Final Sale Date, NAI shall have notified BNPLC of (x) the date proposed by NAI as the Final Sale Date (which must be a Business Day), (y) the full legal name of the Applicable Purchaser and such other information as will be required to prepare the Sale Closing Documents, and (z) the amount of the purchase price that the Applicable Purchaser will pay (consistent with the minimum required pursuant to the other provisions of this subparagraph 2(A)) for the Property.

(B) Definition of Minimum Extended Remarketing Price . As used herein, "MINIMUM EXTENDED REMARKETING PRICE" means an amount equal to the sum of the following:

        (1) the amount by which the Break Even Price computed on the Designated Sale Date exceeds any Supplemental Payment actually paid to BNPLC on the Designated Sale Date, together with interest on such excess computed at the Default Rate from the period commencing on the Designated Sale Date and ending on the Final Sale Date, plus

        (2) all out-of-pocket costs and expenses (including withholding taxes [if any], other than Excluded Taxes, and Attorneys' Fees) incurred by BNPLC in connection with the sale to the Applicable Purchaser, to the extent not already included in the computation of Break Even Price, and plus

        (3) the sum of all Impositions, insurance premiums and other Losses of every kind suffered or incurred by BNPLC or any other Interested Party with respect to the ownership, operation or maintenance of the Property on or after the Designated Sale Date (except to the extent already reimbursed by any lessee of the Property after the Designated Sale Date), together with interest on such Impositions, insurance premiums and other Losses computed at the Default Rate from the date paid or incurred to the Final Sale Date.

If, however, Losses described in the preceding clause (3) consist of claims against BNPLC or another Interested Party that have not been liquidated prior to the Final Sale Date (and, thus, such Losses have yet to be fixed in amount as of the Final Sale Date), then NAI may elect to exclude any such Losses from the computation of the Minimum Extended Remarketing Price by providing to BNPLC, for the benefit of BNPLC and other Interested Parties, a written agreement to indemnify and defend BNPLC and other Interested Parties against such Losses. To be effective hereunder for purposes of reducing the Minimum Extended Remarketing Price (and, thus, the Break Even Price), any such written indemnity must be fully executed and delivered by NAI on or prior to the Final Sale Date, must include provisions comparable to subparagraphs 5(c)(ii), (iii), (iv) and (v) of the Land Lease and otherwise must be in form and substance satisfactory to BNPLC.

(C) BNPLC's Right to Sell . After the Designated Sale Date, if the Property has not already been sold by BNPLC pursuant to Paragraph or this Paragraph , BNPLC shall have the right to sell the Property or offer the Property for sale to any third party on any terms believed to be appropriate by BNPLC in its sole good faith business judgment; provided, however, that so long as the conditions to NAI's Extended Remarketing Rights specified in subparagraph continue to be satisfied:

        (1) BNPLC shall not sell the Property to an Affiliate of BNPLC on terms less favorable than those which BNPLC would require from a prospective purchaser not an Affiliate of BNPLC;

        (2) If BNPLC receives or desires to make a written proposal (whether in the form of a "letter of intent" or other nonbinding expression of interest or in the form of a more definitive purchase and sale agreement) for a sale of the Property to a prospective purchaser (a "THIRD PARTY SALE PROPOSAL"), and if on the basis of such Third Party Sale Proposal BNPLC expects to enter into or to pursue negotiations for a definitive purchase and sale agreement with the prospective purchaser, then prior to executing any such definitive agreement, BNPLC shall submit the Third Party Sale Proposal to NAI with a notice (the "THIRD PARTY SALE NOTICE") explaining that (A) BNPLC is then prepared to accept a price not below an amount specified in such Third Party Sale Notice (the "THIRD PARTY TARGET PRICE") if BNPLC and the prospective purchaser reach agreement on other terms and conditions to be incorporated into a definitive purchase and


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
        sale agreement, and (B) NAI's Extended Remarketing Right may be terminated pursuant to subparagraph 4(E) of this Agreement unless NAI causes an Applicable Purchaser to consummate a purchase of the Property pursuant to this Paragraph within ninety days after the date of such Third Party Sale Notice.

(D) NAI's Right to Excess Sales Proceeds . If the cash price actually paid by any third party purchasing the Property from BNPLC during NAI's Extended Remarketing Period, including any price paid by an Applicable Purchaser purchasing from BNPLC pursuant to this Paragraph 2, exceeds the Minimum Extended Remarketing Price, then NAI shall be entitled to the excess; provided, that BNPLC may offset and retain from the excess any and all sums that are then due and unpaid from NAI to BNPLC under any of the Operative Documents.

(E) Permitted Transfers During NAI's Extended Remarketing Period . Any "Permitted Transfer" described in clause (6) of the definition thereof in the Common Definitions and Provisions Agreement (Phase III - Land) to an Affiliate of BNPLC or that covers BNPLC's entire interest in the Land will be subject to NAI's Extended Remarketing Right if, at the time of the Permitted Transfer, NAI's Extended Remarketing Right has not expired or been terminated as provided herein. Any other Permitted Transfer described in clause (6) of the definition thereof, however, will not be subject to NAI's Extended Remarketing Right. Thus, for example, BNPLC's conveyance of a utility easement or space lease more than thirty days after the Designated Sale Date to a Person not an Affiliate of BNPLC shall not be subject to NAI's Extended Remarketing Right, though following the conveyance of the lesser estate, NAI's Extended Remarketing Right may continue to apply to BNPLC's remaining interest in the Land and any Personal Property.

3       TERMS OF CONVEYANCE UPON PURCHASE. As necessary to consummate any sale of the Property to NAI or an Applicable Purchaser pursuant to this Agreement, BNPLC must, subject to any postponement permitted by subparagraph , promptly after the tender of the purchase price and any other payments to BNPLC required pursuant to Paragraph or Paragraph , as applicable, convey all of BNPLC's right, title and interest in the Land and other Property to NAI or the Applicable Purchaser, as the case may be, by BNPLC's execution, acknowledgment (where appropriate) and delivery of the Sale Closing Documents. Such conveyance by BNPLC will be subject only to the Permitted Encumbrances and any other encumbrances that do not constitute Liens Removable by BNPLC. However, such conveyance shall not include the rights of BNPLC or other Interested Parties under the indemnities provided in the Operative Documents, including rights to any payments then due from NAI under the indemnities or that may become due thereafter because of any expense or liability incurred by BNPLC or another Interested Party resulting in whole or in part from events or circumstances occurring or alleged to have occurred before such conveyance. All costs, both foreseen and unforeseen, of any purchase by NAI or an Applicable Purchaser hereunder shall be the responsibility of the purchaser. The Sale Closing Documents used to accomplish such conveyance shall consist of the following: (1) a Corporation Grant Deed in the form attached as Exhibit B-1 or Exhibit B-2 or Exhibit B-4, as required by Exhibit B, (2) if required by Exhibit B, a Ground Lease in the form attached as Exhibit B-3, which NAI or the Applicable Purchase must execute and return to BNPLC, (3) a Bill of Sale and Assignment in the form attached as Exhibit C, (4) an Acknowledgment of Disclaimer of Representations and Warranties, in the form attached as Exhibit D, which NAI or the Applicable Purchaser must execute and return to BNPLC, (5) a Secretary's Certificate in the form attached as Exhibit E, and (6) a certificate concerning tax withholding in the form attached as Exhibit F. If for any reason BNPLC fails to tender the Sale Closing Documents as required by this Paragraph 3, BNPLC may cure such refusal at any time before thirty days after receipt of a demand for such cure from NAI.

4       SURVIVAL AND TERMINATION OF THE RIGHTS AND OBLIGATIONS OF NAI AND BNPLC.

(A) Status of this Agreement Generally . Except as expressly provided herein, this Agreement shall not terminate; nor shall NAI have any right to terminate this Agreement; nor shall NAI be entitled to any reduction of the Break Even Price, any Deficiency, the Maximum Remarketing Obligation, any Supplemental Payment or the Minimum Extended Remarketing Price hereunder; nor shall the obligations of NAI to BNPLC under Paragraph be affected, by reason of
(i) any damage to or the destruction of all or any part of the Property from whatever cause (though it is understood that NAI will receive any remaining Escrowed Proceeds yet to be applied as provided in the Land Lease that may result from such damage


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
if NAI purchases the Property and the Escrowed Proceeds as herein provided),
(ii) the taking of or damage to the Property or any portion thereof by eminent domain or otherwise for any reason (though it is understood that NAI will receive any remaining Escrowed Proceeds yet to be applied as provided in the Land Lease that may result from such taking or damage if NAI purchases the Property and the Escrowed Proceeds as herein provided), (iii) the prohibition, limitation or restriction of NAI's use of all or any portion of the Property or any interference with such use by governmental action or otherwise, (iv) any eviction of NAI or any party claiming under NAI by paramount title or otherwise,
(v) NAI's prior acquisition or ownership of any interest in the Property, (vi) any default on the part of BNPLC under this Agreement, the Land Lease or any other agreement to which BNPLC is a party, or (vii) any other cause, whether similar or dissimilar to the foregoing, any existing or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of NAI to make payment to BNPLC hereunder shall be separate and independent covenants and agreements from BNPLC's obligations under this Agreement or any other agreement between BNPLC and NAI; provided, however, that nothing in this subparagraph shall excuse BNPLC from its obligation to tender the Sale Closing Documents in substantially the form attached hereto as exhibits when required by Paragraph 3. Further, nothing in this subparagraph shall be construed as a waiver by NAI of any right NAI may have at law or in equity to the following remedies, whether because of BNPLC's failure to remove a Lien Removable by BNPLC or because of any other default by BNPLC under this
Agreement: (i) the recovery of monetary damages, (ii) injunctive relief in case of the violation, or attempted or threatened violation, by BNPLC of any of the express covenants, agreements, conditions or provisions of this Agreement which are binding upon BNPLC, or (iii) a decree compelling performance by BNPLC of any of the express covenants, agreements, conditions or provisions of this Agreement which are binding upon BNPLC.

(B)     Intentionally Deleted.

(C)     Intentionally Deleted .

(D) Automatic Termination of NAI's Rights . Without limiting BNPLC's right to enforce NAI's obligation to pay any Supplemental Payment or other amounts required by this Agreement, the rights of NAI (to be distinguished from the obligations of NAI) included in NAI's Initial Remarketing Rights and Obligations, the Purchase Option and NAI's Extended Remarketing Rights shall all terminate automatically if NAI shall fail to pay the full amount of any Supplemental Payment required by subparagraph 1(A)(2)(c) on the Designated Sale Date or if BNPLC shall elect a Voluntary Retention of the Property as provided in subparagraph 1(A)(2)(a). However, notwithstanding anything in this subparagraph to the contrary, even after a failure to pay any required Supplemental Payment on the Designated Sale Date, NAI may nonetheless tender to BNPLC the full Break Even Price and all amounts then due under the Operative Documents, together with interest on the total Break Even Price computed at the Default Rate from the Designated Sale Date to the date of tender, on any Business Day within thirty days after the Designated Sale Date, and if presented with such a tender within thirty days after the Designated Sale Date, BNPLC must accept it and promptly thereafter deliver any Escrowed Proceeds and the Sale Closing Documents listed in Paragraph 3 to NAI.

(E) Termination of NAI's Extended Remarketing Rights to Permit a Sale by BNPLC . At any time more than ninety days after BNPLC has delivered a Third Party Sale Notice to NAI as described in subparagraph 2(C)(2), BNPLC may terminate NAI's Extended Remarketing Rights contemporaneously with the consummation of a sale of the Property by BNPLC to any third party (be it the prospective purchaser named in the Third Party Sale Notice or another third party) at a price equal to or in excess of the Third Party Target Price specified in the Third Party Sale Notice, so as to permit the sale of the Property unencumbered by NAI's Extended Remarketing Rights.

(F) Payment Only to BNPLC . All amounts payable under this Agreement by NAI and, if applicable, by an Applicable Purchaser must be paid directly to BNPLC, and no payment to any other party shall be effective for the purposes of this Agreement. In addition to the payments required under subparagraph 1A, on the Designated Sale Date NAI must pay all amounts then due to BNPLC under the Land Lease or other Operative Documents.

(G) Remedies Under the Other Operative Documents . No repossession of or re-entering upon the Property or exercise of any other remedies available to BNPLC under the Land Lease or other Operative Documents shall terminate NAI's rights or obligations hereunder, all of which shall survive BNPLC's exercise of remedies under the other Operative Documents. NAI acknowledges that the consideration for this Agreement is separate and independent of the consideration for the Land Lease and the Closing Certificate, and NAI's obligations hereunder shall not be affected or impaired by any event or circumstance that would excuse NAI from performance of its obligations under such other Operative Documents.

(H) Occupancy by NAI Prior to Closing of a Sale . Prior to the closing of any sale of the Property to NAI or an Applicable Purchaser hereunder, NAI's occupancy of the Land and its use of the Property shall continue to be subject to the terms and conditions of the Land Lease, including the terms setting forth NAI's obligation to pay rent, prior to any termination or expiration of the Land Lease pursuant to its express terms and conditions.

5       SECURITY FOR NAI'S OBLIGATIONS; RETURN OF FUNDS. NAI's obligations under this Agreement are secured by the Pledge Agreement, reference to which is hereby made for a description of the Collateral covered thereby and the rights and remedies provided to BNPLC thereby. Although the collateral agent appointed for BNPLC as provided in the Pledge Agreement shall be entitled to hold all Collateral as security for the full and faithful performance by NAI of NAI's covenants and obligations under this Agreement, the Collateral shall not be considered an advance payment of the Break Even Price or any Supplemental Payment or a measure of BNPLC's damages should NAI breach this Agreement. If NAI does breach this Agreement and fails to cure the same within any time specified herein for the cure, BNPLC may, from time to time, without prejudice to any other remedy and without notice to NAI, require the collateral agent to immediately apply the proceeds of any disposition of the Collateral (and any cash included in the Collateral) to amounts then due hereunder from NAI. If by a Permitted Transfer BNPLC conveys its interest in the Property before the Designated Sale Date, BNPLC may also assign BNPLC's interest in the Collateral to the transferee. BNPLC shall be entitled to return any Collateral not sold or used to satisfy the obligations secured by the Pledge Agreement directly to NAI notwithstanding any prior actual or attempted conveyance or assignment by NAI, voluntary or otherwise, of any right to receive the same; neither BNPLC nor the collateral agent named in the Pledge Agreement shall be responsible for the proper distribution or application by NAI of any such Collateral returned to NAI; and any such return of Collateral to NAI shall discharge any obligation of BNPLC to deliver such Collateral to all Persons claiming an interest in the Collateral. Further, BNPLC shall be entitled to deliver any Escrowed Proceeds it holds on the Designated Sale Date directly to NAI or to any Applicable Purchaser purchasing BNPLC's interest in the Property and the Escrowed Proceeds pursuant to this Agreement notwithstanding any prior actual or attempted conveyance or assignment by NAI, voluntary or otherwise, of any right to receive the same; BNPLC shall not be responsible for the proper distribution or application by NAI or any Applicable Purchaser of any such Escrowed Proceeds paid over to NAI or the Applicable Purchaser; and any such payment of Escrowed Proceeds to NAI or an Applicable Purchaser shall discharge any obligation of BNPLC to deliver the same to all Persons claiming an interest therein.

6       CERTAIN REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to BNPLC is intended to be exclusive of any other right or remedy BNPLC has with respect to the Property, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to other remedies available under this Agreement, either party shall be entitled, to the extent permitted by applicable law, to a decree compelling performance of any of the other party's agreements hereunder.

7       ATTORNEYS' FEES AND LEGAL EXPENSES. If either party to this Agreement commences any legal action or other proceeding to enforce any of the terms of this Agreement, or because of any breach by the other party or dispute hereunder, the party prevailing in such action or proceeding shall be entitled to recover from the other party all Attorneys' Fees incurred in connection therewith, whether or not such controversy, claim or dispute is prosecuted to a final judgment. Any such Attorneys' Fees incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from such judgment, and the obligation for such Attorneys' Fees is intended to be severable from other provisions of this Agreement and not to be merged into any such judgment.

8       ESTOPPEL CERTIFICATE. Upon request by BNPLC, NAI shall execute, acknowledge and deliver a written statement certifying that this Agreement is unmodified and in full effect (or, if there have been modifications, that this Agreement is in full effect as modified, and setting forth such modification) and either stating that no default exists hereunder or specifying each such default of which NAI has knowledge. Any such statement may be relied upon by any Participant or prospective purchaser or assignee of BNPLC with respect to the Property.

9       SUCCESSORS AND ASSIGNS. The terms, provisions, covenants and conditions hereof shall be binding upon NAI and BNPLC and their respective permitted successors and assigns and shall inure to the benefit of NAI and BNPLC and all permitted transferees, mortgagees, successors and assignees of NAI and BNPLC with respect to the Property; provided, that (A) the rights of BNPLC hereunder shall not pass to NAI or any Applicable Purchaser or any subsequent owner claiming through NAI or an Applicable Purchaser, (B) BNPLC shall not assign this Agreement or any rights hereunder except pursuant to a Permitted Transfer, and
(C) NAI shall not assign this Agreement or any rights hereunder without the prior written consent of BNPLC.



                           [Signature pages follow.]

        IN WITNESS WHEREOF, NAI and BNPLC have caused this Agreement to be executed as of [EFFECTIVE DATE].



                                       "NAI"

                                       NETWORK APPLIANCE, INC.


                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

[Continuation of signature pages to Purchase Agreement (Phase III - Land) dated to be effective [EFFECTIVE DATE]]



                                       "BNPLC"

                                       BNP LEASING CORPORATION


                                       By:______________________________________
                                          Henry Setina, Vice President

                                    EXHIBIT A

                                LEGAL DESCRIPTION

The real property located in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

All of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara.

Together with that portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Beginning at the Northwest corner of Parcel A as shown upon said Parcel Map filed for record in Book 216 at Page 2; thence along the Westerly line of said Parcel A, South 14 degrees 51' 33" West 223.09 feet to a point hereinafter referred to as Point "X"; thence leaving said Westerly line North 38 degrees 52' 02" East 134.85 feet; thence North 51 degrees 07' 58" West 49.68; thence North 38 degrees 52' 02" East 87.23 feet to the Northerly line of last said Parcel A; thence along said Northerly line North 75 degrees 07' 58" West 44.97 feet to the point of beginning.

Excepting therefrom that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, described as follows:

Also, excepting therefrom that portion of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the office of the Recorder of the County of Santa Clara, described as follows:

Beginning at above mentioned Point "X"; thence along the Easterly line of Parcel A as shown upon said Parcel Map filed for record in Book 292 at page 41 South 14 degrees 51' 33" West 186.10 feet to a point on the Northeasterly line of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point being on a non-tangent curve concave Southwesterly and having a radius of 1002.05 feet, a radial line through said point bears North 45 degrees 01' 56" East; thence Northwesterly along said Northeasterly line and along said curve through a central angle of 04 degrees 20' 28" an arc length of 75.92 feet; thence leaving said Northeasterly line non-tangent from last said curve North 38 degrees 52' 02" East 164.71 feet to said Point of beginning. As created by that certain Certificate of Compliance (Lot Line Adjustment) recorded September 16, 1998, under Series No. 14395996.

PARCEL TWO:

Storm drain(age) easements, so described in the deeds referred to hereafter, in and as to certain portions of Parcel 'A', so designated on the Parcel Map recorded August 28, 1974 in Book 345 of Maps, page 20, Santa Clara County Records.

Said easements are the same as are described in the deeds to Los Altos Venture, a Joint Venture consisting of Mape Industries, Inc., a California corporation, and REBMA California Six, Inc., a Missouri corporation, recorded December 29, 1971 in Book 9647, page 183, and April 17, 1972 in Book 9790, page 380, Official Records; and to Paul Enterprises, a partnership, and Northwest Poultry and Dairy Products Co., an Oregon corporation, recorded June 17, 1975 in Book B467, page 167, Official Records.

PARCEL THREE:

A non-exclusive easement for ingress and egress as shown in that certain Reciprocal Easement Agreement recorded September 16, 1998 under Series No. 14396001, more particularly described as follows:

Being a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara, and a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Commencing at the Northeasterly corner of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point lying on the easterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41.

Thence Northwesterly along the Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District along a curve to the left with a radius of 1002.05 feet, from which a radial line bears North 45 degrees 01' 56" East, through a central angle of 4 degrees 20' 28" for an arc length of 75.92 feet to the true point of beginning; thence North 38 degrees 52' 02" East 82.92 feet; thence Southeasterly along a non-tangent curve to the left with a radius of 78.00 feet, from which a radial line bears South 38 degrees 52' 02" West, through a central angle of 28 degrees 09' 05" for an arc length of
38.32 feet; thence North 38 degrees 52' 02" East 177.73 feet; thence Northwesterly along a curve to the left with a radius of 17.00 feet through a central angle of 90 degrees 00' 00" for an arc length of 26.70 feet; thence North 51 degrees 07' 58" West 19.80 feet; thence the following three courses:
North 38 degrees 52' 02" East 12.69 feet North 51 degrees 07' 58" West 49.68 feet; North 38 degrees 52' 02" East 87.23 feet to the Northeasterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2; thence South 75 degrees 07' 58" East 13.45 feet along said Northeasterly line; thence South 38 degrees 52' 02" West 74.94 feet; thence Southerly along a non-tangent curve to the left with a radius of 14.00 feet, from which a radial line bears North 88 degrees 46' 22" West, through a central angle of 52 degrees 21' 36" for an arc length of 12.79 feet; thence South 51 degrees 07' 58" East
85.87 feet; thence South 38 degrees 52' 02" West 252.96 feet; North 51 degrees 07' 58" West 41.72 feet; thence Southwesterly along a non-tangent curve to the left with a radius of 20.00 feet, from which a radial line bears North 10 degrees 35' 40" West, through a central angle of 40 degrees 32' 18" for an arc length of 14.15 feet; thence South 38 degrees 52' 02" West 29.48 feet; thence Southerly along a tangent curve to the left with a radius of 20.00 feet, through a central angle of 60 degrees 45' 15" for an arc length 21.21 feet to a point on said Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District; thence Northwesterly along said Northeasterly line along a non-tangent curve to the left with a radius of 1002.05 feet, from which a radial line bears North 42 degrees 01' 23" East, through a central angle of 1 degree 19' 55" for an arc length of 23.29 feet to the True Point of Beginning.

APN: 110-32-010
ARB: 110-03-x066

                                   EXHIBIT B

                     REQUIREMENTS RE: FORM OF GRANT DEED AND GROUND LEASE

The form of deed to be used to convey BNPLC's interest in the Land to NAI or an Applicable Purchaser will depend upon whether BNPLC's interest in the Improvements has been or is being conveyed at the same time to the same party.

If BNPLC's interests in BOTH the Land and the Improvements are to be conveyed to NAI or an Applicable Purchaser at the same time, because a sale under this Purchase Agreement and a sale under the Other Purchase Agreement (covering the Improvements) are being consummated at the same time and to the same party, then the one deed in form attached as Exhibit B-1 will be used to convey both.

If, however, a sale of BNPLC's interest in the Improvements pursuant to the Other Purchase Agreement has not been consummated before, and is not being consummated contemporaneously with the sale of BNPLC's interest in the Land under this Agreement, then BNPLC's interest in the Land will be conveyed by a deed in the from attached as Exhibit B-2, and BNPLC and the grantee under such deed shall, as a condition to BNPLC's obligation to deliver the deed, execute and deliver a Ground Lease covering the Land in the form attached hereto as Exhibit B-3.

Finally, BNPLC's interest in the Land will be conveyed by a deed in the from attached as Exhibit B-4 if BNPLC's interest in the Improvements has been sold pursuant to the Other Purchase Agreement before a sale of BNPLC's interest in the Land under this Agreement, or if BNPLC's interest in the Improvements is being sold contemporaneously with a sale of BNPLC's interest in the Land, but the purchaser of the Improvements is not the same as the purchaser of the Land.

                                   EXHIBIT B-1


                             CORPORATION GRANT DEED


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NAME:   [NAI or the Applicable Purchaser]
ADDRESS:       ___________________
ATTN:          ___________________
CITY:          ___________________
STATE:         ___________________
Zip:           ___________________

MAIL TAX STATEMENTS TO:

NAME:   [NAI or the Applicable Purchaser]
ADDRESS:       ___________________
ATTN:          ___________________
CITY:          ___________________
STATE:         ___________________
Zip:           ___________________

                             CORPORATION GRANT DEED
                        (Covering Land and Improvements)

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation ("Grantor"), hereby grants to [NAI or the Applicable Purchaser] ("Grantee") all of Grantor's interest in the land situated in Sunnyvale, California, described on Annex A attached hereto and hereby made a part hereof and all improvements on such land, together with the any other right, title and interest of Grantor in and to any easements, rights-of-way, privileges and other rights appurtenant to such land or the improvements thereon; provided, however, that this grant is subject to the encumbrances described on Annex B (the "Permitted Encumbrances"). Grantee hereby assumes the obligations (including any personal obligations) of Grantor, if any, created by or under, and agrees to be bound by the terms and conditions of, the Permitted Encumbrances to the extent that the same concern or apply to the land or improvements conveyed by this deed.

                                       BNP LEASING CORPORATION

Date: As of ____________               By:______________________________________
                                          Its:__________________________________

                                       Attest:__________________________________
                                              Its:______________________________

                                            [NAI or Applicable Purchaser]


Date: As of ____________               By:______________________________________
                                          Its:__________________________________

                                       Attest:__________________________________
                                              Its:______________________________

STATE OF ____________ )
                             )      SS
COUNTY OF ___________ )


        On ___________________ before me, ___________________, personally appeared ___________________ and ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

        WITNESS my hand and official seal.




        Signature_________________________




STATE OF ____________ )
                             )      SS
COUNTY OF ___________ )


        On ___________________ before me, ___________________, personally appeared ___________________ and ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

        WITNESS my hand and official seal.




        Signature_________________________

                                     ANNEX A

                                LEGAL DESCRIPTION


[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH NAI REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]


The real property located in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

All of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara.

Together with that portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Beginning at the Northwest corner of Parcel A as shown upon said Parcel Map filed for record in Book 216 at Page 2; thence along the Westerly line of said Parcel A, South 14 degrees 51' 33" West 223.09 feet to a point hereinafter referred to as Point "X"; thence leaving said Westerly line North 38 degrees 52' 02" East 134.85 feet; thence North 51 degrees 07' 58" West 49.68; thence North 38 degrees 52' 02" East 87.23 feet to the Northerly line of last said Parcel A; thence along said Northerly line North 75 degrees 07' 58" West 44.97 feet to the point of beginning.

Excepting therefrom that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, described as follows:

Also, excepting therefrom that portion of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the office of the Recorder of the County of Santa Clara, described as follows:

Beginning at above mentioned Point "X"; thence along the Easterly line of Parcel A as shown upon said Parcel Map filed for record in Book 292 at page 41 South 14 degrees 51' 33" West 186.10 feet to a point on the Northeasterly line of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point being on a non-tangent curve concave Southwesterly and having a radius of 1002.05 feet, a radial line through said point bears North 45 degrees 01' 56" East; thence Northwesterly along said Northeasterly line and along said curve through a central angle of 04 degrees 20' 28" an arc length of 75.92 feet; thence leaving said Northeasterly line non-tangent from last said curve North 38 degrees 52' 02" East 164.71 feet to said Point of beginning. As created by that certain Certificate of Compliance (Lot Line Adjustment) recorded September 16, 1998, under Series No. 14395996.

PARCEL TWO:

Storm drain(age) easements, so described in the deeds referred to hereafter, in and as to certain portions of Parcel 'A', so designated on the Parcel Map recorded August 28, 1974 in Book 345 of Maps, page 20, Santa Clara County Records.

Said easements are the same as are described in the deeds to Los Altos Venture, a Joint Venture consisting of Mape Industries, Inc., a California corporation, and REBMA California Six, Inc., a Missouri corporation, recorded December 29, 1971 in Book 9647, page 183, and April 17, 1972 in Book 9790, page 380, Official Records; and to Paul Enterprises, a partnership, and Northwest Poultry and Dairy Products Co., an Oregon corporation, recorded June 17, 1975 in Book B467, page 167, Official Records.

PARCEL THREE:

A non-exclusive easement for ingress and egress as shown in that certain Reciprocal Easement Agreement recorded September 16, 1998 under Series No. 14396001, more particularly described as follows:

Being a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara, and a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Commencing at the Northeasterly corner of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point lying on the easterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41.

Thence Northwesterly along the Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District along a curve to the left with a radius of 1002.05 feet, from which a radial line bears North 45 degrees 01' 56" East, through a central angle of 4 degrees 20' 28" for an arc length of 75.92 feet to the true point of beginning; thence North 38 degrees 52' 02" East 82.92 feet; thence Southeasterly along a non-tangent curve to the left with a radius of 78.00 feet, from which a radial line bears South 38 degrees 52' 02" West, through a central angle of 28 degrees 09' 05" for an arc length of
38.32 feet; thence North 38 degrees 52' 02" East 177.73 feet; thence Northwesterly along a curve to the left with a radius of 17.00 feet through a central angle of 90 degrees 00' 00" for an arc length of 26.70 feet; thence North 51 degrees 07' 58" West 19.80 feet; thence the following three courses:
North 38 degrees 52' 02" East 12.69 feet North 51 degrees 07' 58" West 49.68 feet; North 38 degrees 52' 02" East 87.23 feet to the Northeasterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2; thence South 75 degrees 07' 58" East 13.45 feet along said Northeasterly line; thence South 38 degrees 52' 02" West 74.94 feet; thence Southerly along a non-tangent curve to the left with a radius of 14.00 feet, from which a radial line bears North 88 degrees 46' 22"

West, through a central angle of 52 degrees 21' 36" for an arc length of 12.79 feet; thence South 51 degrees 07' 58" East 85.87 feet; thence South 38 degrees 52' 02" West 252.96 feet; North 51 degrees 07' 58" West 41.72 feet; thence Southwesterly along a non-tangent curve to the left with a radius of 20.00 feet, from which a radial line bears North 10 degrees 35' 40" West, through a central angle of 40 degrees 32' 18" for an arc length of 14.15 feet; thence South 38 degrees 52' 02" West 29.48 feet; thence Southerly along a tangent curve to the left with a radius of 20.00 feet, through a central angle of 60 degrees 45' 15" for an arc length 21.21 feet to a point on said Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District; thence Northwesterly along said Northeasterly line along a non-tangent curve to the left with a radius of 1002.05 feet, from which a radial line bears North 42 degrees 01' 23" East, through a central angle of 1 degree 19' 55" for an arc length of 23.29 feet to the True Point of Beginning.

APN: 110-32-010
ARB: 110-03-x066

                                     ANNEX B

                             PERMITTED ENCUMBRANCES

[DRAFTING NOTE: TO THE EXTENT THAT ENCUMBRANCES (OTHER THAN "LIENS REMOVABLE BY BNPLC") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" UNDER THE LAND LEASE OR THE OTHER LEASE AGREEMENT FROM TIME TO TIME OR BECAUSE OF NAI'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT.]

        This conveyance is subject to all encumbrances not constituting a "Lien Removable by BNPLC" (as defined in the Common Definitions and Provisions Agreement (Phase III - Land) incorporated by reference into the Lease Agreement (Phase III - Land) referenced in the last item of the list below), including the following matters to the extent the same are still valid and in force:

1.  TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

2. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

3.  EASEMENT for the purposes stated herein and incidents thereto
        Purpose           : Slope
        In favor of       : City of Sunnyvale
        Recorded          : October 9, 1964 in Book 6695, page 430, Official
                          Records
        Affects           : A strip of land 18 feet in width, contiguous to and
                          Northerly of the Northerly line of Java Drive, as shown on a survey plat entitled "TOPOGRAPHIC AND
                          ALTA/ACSM LAND TITLE SURVEY FOR THE MOZART DEVELOPMENT
                          COMPANY 475 JAVA DRIVE", dated April 15, 1998, prepared by Kier & Wright Civil Engineers & Surveyors,
                          Inc., Job No. 97208-2.

4.  EASEMENT for the purposes stated herein and incidents thereto
        Purpose           : Public utilities
        In favor of       : City of Sunnyvale
        Recorded          : October 9, 1964 in Book 6695, page 450, Official
                          Records
        Affects           : A strip of land 7 feet in width, contiguous to and
                          Northerly of the Northerly line of Java Drive, as shown on a survey plat entitled "TOPOGRAPHIC AND
                          ALTA/ACSM LAND TITLE SURVEY FOR THE MOZART DEVELOPMENT
                          COMPANY 475 JAVA DRIVE", dated April 15, 1998, prepared by Kier & Wright Civil Engineers & Surveyors,
                          Inc., Job No. 97208-2.

5.  AGREEMENT on the terms and conditions contained therein,
        For               : Construction of additional storm drainage system
                          facilities
        Between           : City of Sunnyvale
        And               : Moffett Park Associates, a joint venture partnership
        Recorded          : November 2, 1966 in Book 7552, page 688, Official
                          Records.

    AMENDED AGREEMENT recorded April 21, 1967 in Book 7700, page 638, Official Records.

    NOTICE OF WAIVER OF CONSTRUCTION CREDITS regarding said Agreements, recorded September 28, 1976 in Book C307, page 346, Official Records.

6. Covenants, Conditions and Restrictions in the Declaration of Protective Covenants - Moffett Industrial Park No. 2) recorded December 23, 1971 in Book 9640, page 443, Official Records; which provide that a violation thereof shall not defeat or render invalid the lien of any Mortgage or Deed of Trust made in good faith and for value. Said Covenants, Conditions and Restrictions do not provide for reversion of title in the event of a breach thereof. Restrictions, if any, based upon race, color, religion, sex, handicap, familial status, or national origin are deleted, unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607, of the United States Code, or (b) related to handicap but does not discriminate against handicapped persons.

    ASSIGNMENT AND ASSUMPTION of the rights, powers, duties, obligations, and reservations of Moffett Park Associates, in favor of The Prudential Insurance Company of America, recorded February 8, 1977 in Book C583, page 685, Official Records.

7.  EASEMENT for the purposes stated herein and incidents thereto
        Purpose           : Streets and street improvements
        Granted to        : City of Sunnyvale
        Recorded          : November 16, 1976 in Book C414, page 95, Official
                          Records
        Affects           : The most Westerly corner of said Parcel `A', as
                          shown on a survey plat entitled "TOPOGRAPHIC AND
                          ALTA/ACSM LAND TITLE SURVEY FOR THE MOZART DEVELOPMENT
                          COMPANY 475 JAVA DRIVE", dated April 15, 1998, prepared by Kier & Wright Civil Engineers & Surveyors,
                          Inc., Job No. 97208-2.

8.      EASEMENT for the purposes stated herein and incidents thereto
        Purpose           : for ingress and egress of motor vehicles
        Granted to        : 495 Java Drive Associates, L.P., a California
                          Limited Partnership
        Recorded          : September 16, 1998, under Series No. 14396001,
                          Official Records
        Affects:          as follows:

    All that certain real property situate in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

    Being portions of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara and a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

    PARCEL ONE:

    Commencing at the Northeasterly corner of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point lying on the

Easterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41:

thence Northwesterly along the Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District along a curve to the left with a radius of 1002.05 feet, from which a radial line bears North 45 degrees 01' 56" East, through a central angle of 4 degrees 20' 28" for an arc length of 75.92 feet to the true point of beginning; thence North 38 degrees 52' 02" East 82.92 feet to a point hereafter referred to as Point A; thence North 51 degrees 07' 58" West 12.96 feet; thence South 38 degrees 52' 02" West 64.41 feet; thence Westerly along a tangent curve to the right with a radius of 20.00 feet, through a central angle of 64 degrees 20' 39" for an arc length of 22.46 feet to a point on said Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District; thence Southeasterly along said Northeasterly line along a non-tangent curve to the right with a radius of 1002.05 feet, from which a radial line bears North 39 degrees 18' 05" East, through a central angle of 1 degree 23' 23" for an arc length of 24.30 feet to the true point of beginning.

PARCEL TWO:

Commencing at said Point A; thence North 38 degrees 52' 02" East 216.65 feet to the true point of beginning; thence North 51 degrees 07' 58" West 49.68 feet; thence North 38 degrees 52' 02" Est 87.23 feet to the Northeasterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2; thence North 75 degrees 07' 58" West 13.91 feet along said Northeasterly line; thence South 38 degrees 52' 02" West 94.26 feet; thence South 51 degrees 07' 58" East 62.39 feet; thence North 38 degrees 52' 02" East 12.70 feet to the true point of beginning.

9. ANY RIGHTS, interests, or claims adverse to those of the vestee herein which may exist or arise by reason of the following facts shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA DRIVE", dated April 15, 1998, prepared by Kier & Wright Civil Engineers & Surveyors, Inc., Job No.
    97208-2.

    a. Concrete walks and concrete berms or landscaping enclosures extend across the Easterly and Northerly boundary lines of the subject real property onto adjoining lands.

    b. A wood fence extends across the Easterly boundary line of the subject real property, onto adjoining land.

    c. Underground gas and electric lines, and storm drains, extend across the Easterly boundary line of the subject real property, onto or from adjoining land.

    d. An electric box and an electric vault exist on the Northerly boundary line of the subject real property.

    e. Construction of certain public improvements is in progress, in the Southwesterly corner of the subject real property, alongside the intersection of Java Drive and Geneva Drive.

10. Lease Agreement (Phase III - Land) dated [EFFECTIVE DATE], by and between BNP Leasing Corporation, as lessor, and Network Appliance, Inc., as lessee, and Lease Agreement (Phase III - Improvements) dated June 16, 1999, by and between BNP Leasing Corporation, as lessor, and Network Appliance, Inc., as lessee.

                                  EXHIBIT B-2


                             CORPORATION GRANT DEED



RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NAME:   [NAI or the Applicable Purchaser]
ADDRESS:       ___________________
ATTN:          ___________________
CITY:          ___________________
STATE:         ___________________
Zip:           ___________________

MAIL TAX STATEMENTS TO:

NAME:   [NAI or the Applicable Purchaser]
ADDRESS:       ___________________
ATTN:          ___________________
CITY:          ___________________
STATE:         ___________________
Zip:           ___________________

                             CORPORATION GRANT DEED
              (Covering Land but not the Improvements On the Land)

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation ("Grantor"), hereby grants to [NAI or the Applicable Purchaser] ("Grantee") all of Grantor's interest in the land situated in Sunnyvale, California, described on Annex A attached hereto and hereby made a part hereof (the "Land"), together with the any other right, title and interest of Grantor in and to any easements, rights-of-way, privileges and other rights appurtenant to the Land; provided, however, that this grant is subject to the encumbrances described on Annex B (the "Permitted Encumbrances") and any reservations or qualifications set forth below. Grantee hereby assumes the obligations (including any personal obligations) of Grantor, if any, created by or under, and agrees to be bound by the terms and conditions of, the Permitted Encumbrances to the extent that the same concern or apply to the Land.

Although this deed conveys Grantor's interest in the Land itself, this deed does not convey any interest in any buildings or other improvements on the Land (collectively, "Improvements") or any rights or easements appurtenant to Improvements. Grantor retains and reserves all right, title and interest of Grantor in and to Improvements and any rights and easements appurtenant to Improvements, together with a leasehold estate in and to the Land and any rights and easements appurtenant to the Land, which leasehold estate will permit the construction, maintenance and use of Improvements by Grantor and Grantor's successors and assigns on and subject to the terms and conditions set forth in the Ground Lease dated of even date herewith, executed by Grantee, as lessor, and Grantor, as lessee. Reference is made to such Ground Lease, all the terms and conditions of which are incorporated into this deed as if set forth herein.

                                       BNP LEASING CORPORATION

Date: As of ____________               By:______________________________________
                                          Its:__________________________________

                                       Attest:__________________________________
                                              Its:______________________________

                                            [NAI or Applicable Purchaser]


Date: As of ____________               By:______________________________________
                                          Its:__________________________________

                                       Attest:__________________________________
                                              Its:______________________________

STATE OF ____________ )
                             )      SS
COUNTY OF ___________ )


        On ___________________ before me, ____________, personally appeared
____________ and ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

        WITNESS my hand and official seal.




        Signature________________________




STATE OF ____________ )
                             )      SS
COUNTY OF ___________ )


        On ___________________ before me, ____________, personally appeared
____________ and ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

        WITNESS my hand and official seal.




        Signature________________________

                                     ANNEX A

                                LEGAL DESCRIPTION


[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH NAI REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]


The real property located in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

All of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara.

Together with that portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Beginning at the Northwest corner of Parcel A as shown upon said Parcel Map filed for record in Book 216 at Page 2; thence along the Westerly line of said Parcel A, South 14 degrees 51' 33" West 223.09 feet to a point hereinafter referred to as Point "X"; thence leaving said Westerly line North 38 degrees 52' 02" East 134.85 feet; thence North 51 degrees 07' 58" West 49.68; thence North 38 degrees 52' 02" East 87.23 feet to the Northerly line of last said Parcel A; thence along said Northerly line North 75 degrees 07' 58" West 44.97 feet to the point of beginning.

Excepting therefrom that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, described as follows:

Also, excepting therefrom that portion of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the office of the Recorder of the County of Santa Clara, described as follows:

Beginning at above mentioned Point "X"; thence along the Easterly line of Parcel A as shown upon said Parcel Map filed for record in Book 292 at page 41 South 14 degrees 51' 33" West 186.10 feet to a point on the Northeasterly line of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point being on a non-tangent curve concave Southwesterly and having a radius of 1002.05 feet, a radial line through said point bears North 45 degrees 01' 56" East; thence Northwesterly along said Northeasterly line and along said curve through a central angle of 04 degrees 20' 28" an arc length of 75.92 feet; thence leaving said Northeasterly line non-tangent from last said curve North 38 degrees 52' 02" East 164.71 feet to said Point of beginning. As created by that certain Certificate of Compliance (Lot Line Adjustment) recorded September 16, 1998, under Series No. 14395996.

PARCEL TWO:

Storm drain(age) easements, so described in the deeds referred to hereafter, in and as to certain portions of Parcel 'A', so designated on the Parcel Map recorded August 28, 1974 in Book 345 of Maps, page 20, Santa Clara County Records.

Said easements are the same as are described in the deeds to Los Altos Venture, a Joint Venture consisting of Mape Industries, Inc., a California corporation, and REBMA California Six, Inc., a Missouri corporation, recorded December 29, 1971 in Book 9647, page 183, and April 17, 1972 in Book 9790, page 380, Official Records; and to Paul Enterprises, a partnership, and Northwest Poultry and Dairy Products Co., an Oregon corporation, recorded June 17, 1975 in Book B467, page 167, Official Records.

PARCEL THREE:

A non-exclusive easement for ingress and egress as shown in that certain Reciprocal Easement Agreement recorded September 16, 1998 under Series No. 14396001, more particularly described as follows:

Being a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara, and a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Commencing at the Northeasterly corner of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point lying on the easterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41.

Thence Northwesterly along the Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District along a curve to the left with a radius of 1002.05 feet, from which a radial line bears North 45 degrees 01' 56" East, through a central angle of 4 degrees 20' 28" for an arc length of 75.92 feet to the true point of beginning; thence North 38 degrees 52' 02" East 82.92 feet; thence Southeasterly along a non-tangent curve to the left with a radius of 78.00 feet, from which a radial line bears South 38 degrees 52' 02" West, through a central angle of 28 degrees 09' 05" for an arc length of
38.32 feet; thence North 38 degrees 52' 02" East 177.73 feet; thence Northwesterly along a curve to the left with a radius of 17.00 feet through a central angle of 90 degrees 00' 00" for an arc length of 26.70 feet; thence North 51 degrees 07' 58" West 19.80 feet; thence the following three courses:
North 38 degrees 52' 02" East 12.69 feet North 51 degrees 07' 58" West 49.68 feet; North 38 degrees 52' 02" East 87.23 feet to the Northeasterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2; thence South 75 degrees 07' 58" East 13.45 feet along said Northeasterly line; thence South 38 degrees 52' 02" West 74.94 feet; thence Southerly along a non-tangent curve to the left with a radius of 14.00 feet, from which a radial line bears North 88 degrees 46' 22"

West, through a central angle of 52 degrees 21' 36" for an arc length of 12.79 feet; thence South 51 degrees 07' 58" East 85.87 feet; thence South 38 degrees 52' 02" West 252.96 feet; North 51 degrees 07' 58" West 41.72 feet; thence Southwesterly along a non-tangent curve to the left with a radius of 20.00 feet, from which a radial line bears North 10 degrees 35' 40" West, through a central angle of 40 degrees 32' 18" for an arc length of 14.15 feet; thence South 38 degrees 52' 02" West 29.48 feet; thence Southerly along a tangent curve to the left with a radius of 20.00 feet, through a central angle of 60 degrees 45' 15" for an arc length 21.21 feet to a point on said Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District; thence Northwesterly along said Northeasterly line along a non-tangent curve to the left with a radius of 1002.05 feet, from which a radial line bears North 42 degrees 01' 23" East, through a central angle of 1 degree 19' 55" for an arc length of 23.29 feet to the True Point of Beginning.

APN: 110-32-010
ARB: 110-03-x066

                                     ANNEX B

                             PERMITTED ENCUMBRANCES

[DRAFTING NOTE: TO THE EXTENT THAT ENCUMBRANCES (OTHER THAN "LIENS REMOVABLE BY BNPLC") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" UNDER THE LAND LEASE OR THE OTHER LEASE AGREEMENT FROM TIME TO TIME OR BECAUSE OF NAI'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT.]

        This conveyance is subject to all encumbrances not constituting a "Lien Removable by BNPLC" (as defined in the Common Definitions and Provisions Agreement (Phase III - Land) incorporated by reference into the Lease Agreement (Phase III - Land) referenced in the last item of the list below), including the following matters to the extent the same are still valid and in force:

1.  TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

2. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

3.  EASEMENT for the purposes stated herein and incidents thereto
        Purpose           : Slope
        In favor of       : City of Sunnyvale
        Recorded          : October 9, 1964 in Book 6695, page 430, Official
                          Records
        Affects           : A strip of land 18 feet in width, contiguous to and
                          Northerly of the Northerly line of Java Drive, as shown on a survey plat entitled "TOPOGRAPHIC AND
                          ALTA/ACSM LAND TITLE SURVEY FOR THE MOZART DEVELOPMENT
                          COMPANY 475 JAVA DRIVE", dated April 15, 1998, prepared by Kier & Wright Civil Engineers & Surveyors,
                          Inc., Job No. 97208-2.

4.  EASEMENT for the purposes stated herein and incidents thereto
        Purpose           : Public utilities
        In favor of       : City of Sunnyvale
        Recorded          : October 9, 1964 in Book 6695, page 450, Official
                          Records
        Affects           : A strip of land 7 feet in width, contiguous to and
                          Northerly of the Northerly line of Java Drive, as shown on a survey plat entitled "TOPOGRAPHIC AND
                          ALTA/ACSM LAND TITLE SURVEY FOR THE MOZART DEVELOPMENT
                          COMPANY 475 JAVA DRIVE", dated April 15, 1998, prepared by Kier & Wright Civil Engineers & Surveyors,
                          Inc., Job No. 97208-2.

5.  AGREEMENT on the terms and conditions contained therein,
        For               : Construction of additional storm drainage system
                          facilities
        Between           : City of Sunnyvale
        And               : Moffett Park Associates, a joint venture partnership
        Recorded          : November 2, 1966 in Book 7552, page 688, Official
                          Records.

    AMENDED AGREEMENT recorded April 21, 1967 in Book 7700, page 638, Official Records.

    NOTICE OF WAIVER OF CONSTRUCTION CREDITS regarding said Agreements, recorded September 28, 1976 in Book C307, page 346, Official Records.

6. Covenants, Conditions and Restrictions in the Declaration of Protective Covenants - Moffett Industrial Park No. 2) recorded December 23, 1971 in Book 9640, page 443, Official Records; which provide that a violation thereof shall not defeat or render invalid the lien of any Mortgage or Deed of Trust made in good faith and for value. Said Covenants, Conditions and Restrictions do not provide for reversion of title in the event of a breach thereof. Restrictions, if any, based upon race, color, religion, sex, handicap, familial status, or national origin are deleted, unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607, of the United States Code, or (b) related to handicap but does not discriminate against handicapped persons.

    ASSIGNMENT AND ASSUMPTION of the rights, powers, duties, obligations, and reservations of Moffett Park Associates, in favor of The Prudential Insurance Company of America, recorded February 8, 1977 in Book C583, page 685, Official Records.

7.  EASEMENT for the purposes stated herein and incidents thereto
        Purpose           : Streets and street improvements
        Granted to        : City of Sunnyvale
        Recorded          : November 16, 1976 in Book C414, page 95, Official
                          Records
        Affects           : The most Westerly corner of said Parcel `A', as
                          shown on a survey plat entitled "TOPOGRAPHIC AND
                          ALTA/ACSM LAND TITLE SURVEY FOR THE MOZART DEVELOPMENT
                          COMPANY 475 JAVA DRIVE", dated April 15, 1998, prepared by Kier & Wright Civil Engineers & Surveyors,
                          Inc., Job No. 97208-2.

8.      EASEMENT for the purposes stated herein and incidents thereto
        Purpose           : for ingress and egress of motor vehicles
        Granted to        : 495 Java Drive Associates, L.P., a California
                          Limited Partnership
        Recorded          : September 16, 1998, under Series No. 14396001,
                          Official Records
        Affects           : as follows:


    All that certain real property situate in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

    Being portions of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara and a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

    PARCEL ONE:

    Commencing at the Northeasterly corner of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point lying on the

    Easterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41:

    thence Northwesterly along the Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District along a curve to the left with a radius of 1002.05 feet, from which a radial line bears North 45 degrees 01' 56" East, through a central angle of 4 degrees 20' 28" for an arc length of 75.92 feet to the true point of beginning; thence North 38 degrees 52' 02" East 82.92 feet to a point hereafter referred to as Point A; thence North 51 degrees 07' 58" West 12.96 feet; thence South 38 degrees 52' 02" West 64.41 feet; thence Westerly along a tangent curve to the right with a radius of 20.00 feet, through a central angle of 64 degrees 20' 39" for an arc length of 22.46 feet to a point on said Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District; thence Southeasterly along said Northeasterly line along a non-tangent curve to the right with a radius of 1002.05 feet, from which a radial line bears North 39 degrees 18' 05" East, through a central angle of 1 degree 23' 23" for an arc length of 24.30 feet to the true point of beginning.

    PARCEL TWO:

    Commencing at said Point A; thence North 38 degrees 52' 02" East 216.65 feet to the true point of beginning; thence North 51 degrees 07' 58" West 49.68 feet; thence North 38 degrees 52' 02" Est 87.23 feet to the Northeasterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2; thence North 75 degrees 07' 58" West 13.91 feet along said Northeasterly line; thence South 38 degrees 52' 02" West
    94.26 feet; thence South 51 degrees 07' 58" East 62.39 feet; thence North 38 degrees 52' 02" East 12.70 feet to the true point of beginning.


9. ANY RIGHTS, interests, or claims adverse to those of the vestee herein which may exist or arise by reason of the following facts shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA DRIVE", dated April 15, 1998, prepared by Kier & Wright Civil Engineers & Surveyors, Inc., Job No.
    97208-2.

    a. Concrete walks and concrete berms or landscaping enclosures extend across the Easterly and Northerly boundary lines of the subject real property onto adjoining lands.

    b. A wood fence extends across the Easterly boundary line of the subject real property, onto adjoining land.

    c. Underground gas and electric lines, and storm drains, extend across the Easterly boundary line of the subject real property, onto or from adjoining land.

    d. An electric box and an electric vault exist on the Northerly boundary line of the subject real property.

    e. Construction of certain public improvements is in progress, in the Southwesterly corner of the subject real property, alongside the intersection of Java Drive and Geneva Drive.

10. Lease Agreement (Phase III - Land) dated [EFFECTIVE DATE], by and between BNP Leasing Corporation, as lessor, and Network Appliance, Inc., as lessee, and Lease Agreement (Phase III - Improvements) dated June 16, 1999, by and between BNP Leasing Corporation, as lessor, and Network Appliance, Inc., as lessee.

                                   EXHIBIT B-3


                                  GROUND LEASE


        This GROUND LEASE (this "GROUND LEASE"), by and between BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), whose address is 12201 Merit Drive, Suite 860,Dallas, Texas 75251, and [NAI or the Applicable Purchaser], a ___________ ("LESSOR"), whose address is ____________________. as of
____________, ____ (the "GL EFFECTIVE DATE").


                                    RECITALS

        This Ground Lease is being executed pursuant to a Purchase Agreement (Phase III - Land) dated as of [EFFECTIVE DATE] (the "PURCHASE AGREEMENT"), between BNP Leasing Corporation and Network Appliance, Inc., covering the land described in Annex 1 attached hereto (the "LAND"). Incorporated by reference into the Purchase Agreement is a Common Definitions and Provisions Agreement (Phase III - Land) dated as of the effective date of the Purchase Agreement (the "CDPA"), between BNP Leasing Corporation and Network Appliance, Inc. The CDPA is hereby incorporated into and made a part of this Ground Lease for all purposes. Capitalized terms defined in the CDPA and used but not otherwise defined herein are intended in this Ground Lease to have the respective meanings ascribed to them in the CDPA. The provisions in Article II of the CDPA are intended to apply to this Ground Lease as if set forth herein and as if this Ground Lease were one of the "Operative Documents" as defined therein.

        Lessor and BNPLC have reached agreement as to the terms and conditions upon which Lessor is willing to lease the Land described in Annex 1 to BNPLC for a term of approximately just less that 35 years, and by this Ground Lease Lessor and BNPLC desire to evidence such agreement.

                                GRANTING CLAUSES

        NOW, THEREFORE, in consideration of the rent to be paid and the covenants and agreements to be performed by BNPLC, as hereinafter set forth, Lessor does hereby LEASE, DEMISE and LET unto BNPLC for the term hereinafter set forth the Land, together with:

        1. all easements and rights-of-way now owned or hereafter acquired by Lessor for use in connection with the Land or as a means of access thereto; and

        2. all right, title and interest of Lessor, now owned or hereafter acquired, in and to (A) any land lying within the right-of-way of any street, open or proposed, adjoining the Land, (B) any and all sidewalks and alleys adjacent to the Land and (C) any strips and gores between the Land and any abutting land not owned by Lessor.

The Land and all of the property described in the preceding clauses (1) and (2) are hereinafter referred to collectively as the "REAL PROPERTY".

        To the extent, but only to the extent, that assignable rights or interests in, to or under the following have been or will be acquired by Lessor as the owner of any interest in the Real Property, Lessor also hereby grants and assigns to BNPLC for the term of this Ground Lease (and thereafter, if BNPLC purchases the Real Property from Lessor pursuant to the Repurchase Option described in Paragraph ___) the right to use and enjoy (and, in the case of contract rights, to enforce) such rights or interests of Lessor:

                (a)     the Permitted Encumbrances; and

                (b) any general intangibles, permits, licenses, franchises, certificates, and other rights and privileges related to the Real Property that BNPLC (rather than Lessor) would have acquired if BNPLC had itself acquired the fee estate in the Real Property (excluding, however, any rights and privileges of Lessor under this Ground Lease, any rights or privileges of Lessor under the Purchase Agreement or other Operative Documents, and [without limiting Lessor's obligations under subparagraphs ___, or ___] any rights and privileges of Lessor under the Development Documents described in Annex 3).

Such rights and interests of Lessor, whether now existing or hereafter arising, are hereinafter collectively called the "GL PERSONAL PROPERTY". The Real Property and the GL Personal Property are hereinafter sometimes collectively called the "GL PROPERTY."

        Provided, however, the leasehold estate conveyed hereby and BNPLC's rights hereunder are expressly made subject and subordinate to the Permitted Encumbrances, including those listed on Annex 2. FURTHER, IF AND SO LONG AS THE OTHER LEASE AGREEMENT AND THE OTHER PURCHASE AGREEMENT (BOTH AS DEFINED IN THE
CDPA) REMAIN IN FORCE, THE RIGHTS AND OBLIGATIONS OF LESSOR AND BNPLC HEREUNDER SHALL BE SUBJECT TO ANY CONTRARY PROVISIONS THEREIN. ACCORDINGLY, BNPLC'S RIGHTS UNDER PARAGRAPH BELOW SHALL BE SUBJECT TO THE PROVISIONS GOVERNING INSURANCE AND CONDEMNATION IN THE OTHER LEASE AGREEMENT, IF AND SO LONG AS THE OTHER LEASE AGREEMENT REMAINS IN FORCE.

                          GENERAL TERMS AND CONDITIONS

        The GL Property is leased by Lessor to BNPLC and is accepted and is to be used and possessed by BNPLC upon and subject to the following terms and conditions:


1       GROUND LEASE TERM AND EARLY TERMINATION BY BNPLC. The term of this
Ground Lease (the "GROUND LEASE TERM") shall commence on and include the GL Effective Date and end on last Business Day prior to the thirty-fifth anniversary of the GL Effective Date. However, subject to the prior approval of any Leasehold Mortgagee, BNPLC shall have the right to terminate this Ground Lease by giving a notice to Lessor stating that BNPLC unequivocally elects to terminate effective as of a date specified in such notice, which may be any date more than thirty days after the notice and after the expiration or termination of the Lease pursuant to its terms.

2       NO OTHER GROUND LEASE TERMINATION. Except as expressly provided herein, this Ground Lease shall not terminate, nor shall Lessor have any right to terminate this Ground Lease, nor shall the obligations of Lessor under this Ground Lease be excused, for any reason whatsoever, including any of the following: (i) any damage to or the destruction of all or any part of the GL Property from whatever cause, (ii) the taking of the GL Property or any portion thereof by eminent domain or otherwise for any reason, (iii) any default on the part of BNPLC under this Ground Lease or under any other agreement to which Lessor and BNPLC are parties, or (iv) any other cause whether similar or dissimilar to the foregoing, any existing or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of Lessor hereunder shall be separate and independent of the covenants and agreements of BNPLC. However, nothing in this Paragraph shall be construed as a waiver by Lessor of any right Lessor may have at law or in equity to recover monetary damages for any default under this Ground Lease by BNPLC.

3       GROUND LEASE RENT. On each anniversary of the GL Effective Date, BNPLC shall make a payment to Lessor of rent for the then preceding year ("GROUND LEASE RENT"), in currency that at the time of payment is legal tender for public and private debts in the United States of America. Each such payment of Ground
Lease Rent shall equal the Fair Rental Value, determined as provided in Annex 4.

4       USE OF GL PROPERTY.

(A) Permitted Uses and Construction of Improvements. Subject to the Permitted Encumbrances and the terms hereof, BNPLC may use and occupy the GL Property for any purpose permitted by Applicable Laws and may construct, maintain and use any Improvements on the Land which are permitted by Applicable Laws.

(B)     Cooperation by Lessor and its Affiliates.

        (1) After the expiration or any earlier termination of the Lease, if a use of the GL Property by BNPLC or any new Improvements or any removal or modification of Improvements proposed by BNPLC would violate any Permitted Encumbrance, Development Document or Applicable Law unless Lessor or any of its Affiliates, as an owner of adjacent property or otherwise, gave its consent or approval thereto or agreed to join in a modification of a Permitted Encumbrance or Development Document, then Lessor shall give and cause its Affiliates to give such consent or approval or join in such modification.

        (2) To the extent, if any, that any Permitted Encumbrance, Development Document or Applicable Law requires the consent or approval of Lessor or any of its Affiliates or of the City of South San Francisco or any other Person to an assignment of this Ground Lease or a transfer of any interest in the GL Property by BNPLC or its successors or assigns, Lessor will without charge give and cause its Affiliates to give such consent or approval and will cooperate in any way reasonably requested by BNPLC to assist BNPLC to obtain such consent or approval from the City or any other Person; provided, however, the assignment or transfer is not then prohibited by the Lease.

        (3) Lessor's obligations under this subparagraph shall be binding upon any successor or assign of Lessor with respect to the Land and other properties encumbered by the Permitted Encumbrances or subject to the Development Documents, and such obligations shall survive any sale of Lessor's interest in the GL Property to BNPLC because of BNPLC's exercise of the Repurchase Option (as defined in Paragraph ___).

(C) Title to Improvements. Any and all Improvements of whatever nature at any time constructed, placed or maintained upon any part of the Land shall be and remain the property of BNPLC and BNPLC's sublessee's, assignees, licensees and concessionaires, as their interests may appear; provided, any such Improvements which remain on the Land when this Ground Lease expires or is terminated shall become and thereupon be the property of Lessor, free and clear of any Liens Removable by BNPLC. It is the intention of Lessor and BNPLC that severance of fee title to the Land and the Improvements shall not change the character of the Improvements as real property. BNPLC may at any time after Lessor ceases to have possession of the GL Property as tenant under the Lease and prior to the expiration or termination of this Ground Lease remove all or any Improvements from the Land without the consent of Lessor and without any obligation to Lessor or its Affiliates to provide compensation or to construct other Improvements on or about the Land.

5       ASSIGNMENT AND SUBLETTING; PASS THROUGH OF BNPLC'S LIABILITY INSURANCE
AND INDEMNITY RIGHTS. BNPLC may sublet or assign this Ground Lease without the consent of Lessor or any of its Affiliates, subject only to limitations set forth in the Lease for the benefit of Lessor so long as those limitations remain in force.


        To the extent that BNPLC may from time to time after the expiration or earlier termination of the Other Lease Agreement require any subtenant to agree to maintain liability insurance against claims of third parties and agree to make BNPLC an additional or named insured under such insurance, BNPLC shall also require the subtenant to agree to make Lessor an additional or named insured. However, BNPLC shall have no liability to Lessor for a breach by the subtenant of any such agreements, and to the extent that BNPLC's rights as an additional or named insured are subject to exceptions or limitations concerning BNPLC's own acts or omissions or the acts or omissions of anyone other than the subtenant, so too may Lessor's rights as an additional or named insured be subject to exceptions or limitations concerning Lessor's own acts or omissions or the acts or omissions of anyone other than the subtenant.

        To the extent that BNPLC may itself from time to time after the expiration or earlier termination of the Other Lease Agreement maintain liability insurance against claims of third parties which may arise because of any occurrence on or alleged to have occurred on or about the GL Property, BNPLC shall cause Lessor to be an additional or named insured under such insurance, provided Lessor pays or reimburses BNPLC for any additional insurance premium required to have Lessor made an insured.

        To the extent that BNPLC may from time to time after the expiration or earlier termination of the Other Lease Agreement require any subtenant to agree to indemnify BNPLC against Environmental Losses or other Losses concerning the GL Property, BNPLC shall also require the subtenant to agree to indemnify Lessor. However, BNPLC shall have no liability to Lessor for a breach by the subtenant of any such agreement, and to the extent that BNPLC's rights as an indemnitee of the subtenant are subject to exceptions or limitations concerning BNPLC's own acts or omissions or the acts or omissions of anyone other than the subtenant, so too may Lessor's rights as an indemnitee be subject to exceptions or limitations concerning Lessor's own acts or omissions or the acts or omissions of anyone other than the subtenant.

6       REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR Concerning the
Property. Lessor represents, warrants and covenants as follows:

(A) Title to the Property. This Ground Lease shall vest in BNPLC good and marketable title to a leasehold estate in the Land, subject only to the terms and conditions hereof, the Permitted Encumbrances, the Development Documents and any Liens Removable by BNPLC. Lessor shall not, without the prior consent of BNPLC, create, place or authorize, or through any act or failure to act, acquiesce in the placing of, any deed of trust, mortgage or other Lien, whether statutory, constitutional or contractual against or covering the GL Property or any part thereof (other than Permitted Encumbrances and Liens Removable by BNPLC), regardless of whether the same are expressly or otherwise subordinate to the Operative Documents or BNPLC's interest in the Property.

(B) Modification of Permitted Encumbrances and Development Documents. Without the prior consent of BNPLC, Lessor shall not enter into, initiate, approve or consent to any modification of any Permitted Encumbrance or Development Document that would create or expand or purport to create or expand obligations or restrictions which would encumber the GL Property or any improvements constructed thereon.

(C) Performance and Preservation of the Development Documents and Permitted Encumbrances for the Benefit of BNPLC. Not only during the term of the Other Lease Agreement, but thereafter throughout the term of this Ground Lease, Lessor shall comply with and perform the obligations imposed by the Permitted Encumbrances and the Development Documents upon Lessor or upon any owner of the Land, and shall do whatever is required to preserve the rights and benefits conferred or intended to be conferred by the Permitted Encumbrances and the Development Documents, as necessary to facilitate the construction of the Construction Project on the Land as contemplated in the Other Lease Agreement and the use of the Improvements included in the Construction Project by BNPLC and its successors, assigns and subtenants under this Ground Lease after the expiration or any earlier termination of the Other Lease Agreement. Further, if Lessor or any Affiliate of Lessor now or hereafter owns, acquires or leases land (other than the Land) that is the subject of a Permitted Encumbrance or Development Document, then Lessor shall, and shall cause its Affiliate to, assume liability for and indemnify BNPLC and other Interested Parties and defend and hold them harmless from and against all Losses (including Losses caused by any decline in the value of the Property or of the Improvements) that they would not have incurred or suffered but for (i) a termination of such Permitted Encumbrance or Development Document, to which Lessor or its Affiliate agreed, or which resulted from a breach thereof by Lessor or its Affiliate, or (ii) a refusal of Lessor or its Affiliate to agree to any waiver or modification requested by BNPLC of restrictions upon the Property or the transfer thereof imposed by such Permitted Encumbrance or Development Document, or (iii) anything done, authorized or suffered by Lessor or its Affiliate in violation of such Permitted Encumbrance or Development Document. Lessor's obligations under this subparagraph 6(C) shall be binding upon any successor or assign of Lessor or its Affiliates with respect to their interest in properties subject to the Development Documents and Permitted Encumbrances.

7       INSURANCE AND CONDEMNATION.

(A) Entitlement to Insurance and Condemnation Proceeds. All insurance and condemnation proceeds payable with respect to any damage to or taking of the GL Property shall be payable to and become the property of BNPLC; provided, however, Lessor shall be entitled to receive condemnation proceeds awarded for the value of Lessor's remainder interest in the Land exclusive of the Improvements. BNPLC is authorized to take all action necessary on behalf of both BNPLC and Lessor (as lessor under this Ground Lease) to collect insurance and condemnation proceeds.

(B) Collection of Insurance Proceeds. In the event any of the GL Property is destroyed or damaged by fire, explosion, windstorm, hail or by any other casualty against which insurance shall have been required hereunder, (i) BNPLC may make proof of loss, (ii) each insurance company concerned is hereby authorized and directed to make payment for such loss directly to BNPLC for application as required by subparagraph ___, and (iii) BNPLC's consent must be obtained for any settlement, adjustment or compromise of any claims for loss, damage or destruction under any policy or policies of insurance.

(C) Collection of Condemnation Proceeds. All proceeds of condemnation awards or proceeds of sale in lieu of condemnation with respect to the GL Property and all judgments, decrees and awards for injury or damage to the GL Property shall be paid to BNPLC and applied as provided in subparagraph 7(A) above. BNPLC is hereby authorized, in the name of Lessor, to execute and deliver valid acquittances for, and to appeal from, any such judgment, decree or award concerning condemnation of any of the GL Property. BNPLC shall not be, in any event or circumstances, liable or responsible for failure to collect, or to exercise diligence in the collection of, any such proceeds, judgments, decrees or awards.

8       LEASEHOLD MORTGAGES.

(A) By Leasehold Mortgage BNPLC may encumber BNPLC's leasehold estate in the GL Property created by this Ground Lease, as well as BNPLC's rights and interests in buildings, fixtures, equipment and Improvements situated on the Land and rents, issues, profits, revenues and other income to be derived by BNPLC therefrom.

(B) Any Leasehold Mortgagee or other party, including any corporation formed by a Leasehold Mortgagee, may become the legal owner of the leasehold estate created by this Ground Lease, and of the Improvements, equipment, fixtures and other property assigned as additional security pursuant to a Leasehold Mortgage, by foreclosure of a Leasehold Mortgage or as a result of the assignment or conveyance in lieu of foreclosure. Further, any such Leasehold Mortgagee or other party may itself, after becoming the legal owner and holder of the leasehold estate created by this Ground Lease, or of any Improvements, equipment, fixtures and other property assigned as additional security pursuant to a Leasehold Mortgage, convey or pledge the same without the consent of Lessor.

(C) Lessor shall serve notice of any default by BNPLC hereunder upon any Leasehold Mortgagee. No notice of a default by BNPLC shall be deemed effective until it is so served. Any Leasehold Mortgagee shall have the right to correct or cure any such default within the same period of time after receipt of such notice as is given to BNPLC under this Ground Lease to correct or cure defaults, plus an additional period of thirty days thereafter. Lessor will accept performance by any Leasehold Mortgagee of any covenant, condition or agreement on BNPLC's part to be performed hereunder with the same force and effect as though performed by BNPLC.

(D) If this Ground Lease should terminate by reason of a disaffirmance or rejection of this Ground Lease by BNPLC or any receiver, liquidator or trustee for the property of BNPLC, or by any governmental authority which had taken possession of the business or property of BNPLC by reason of the insolvency or alleged insolvency of BNPLC, then:

        (1) Lessor shall give notice thereof to each Leasehold Mortgagee; and upon request of any Leasehold Mortgagee made within sixty days after Lessor has given such notice, Lessor shall enter into a new ground lease of the GL Property with such Leasehold Mortgagee for the remainder of the Ground Lease Term, at the same Ground Lease Rent and on the same terms and conditions as contained in this Ground Lease.

        (2) The estate of the Leasehold Mortgagee, as lessee under the new lease, shall have priority equal to the estate of BNPLC hereunder. That is, there shall be no charge, lien or burden upon the GL Property prior to or superior to the estate granted by such new lease which was not prior to or superior to the estate of BNPLC under this Ground Lease as of the date immediately preceding the termination of this Ground Lease.

        (3) Notwithstanding the foregoing, if Lessor shall receive requests to enter into a new ground lease from more than one Leasehold Mortgagee, Lessor shall be required to enter into only one new ground lease, and the new ground lease shall be to the requesting Leasehold Mortgagee who holds the highest priority lien or interest in BNPLC's leasehold estate in the Land. If the liens or security interests of two or more such requesting Leasehold Mortgagees which shared the highest priority just prior to the termination of this Ground Lease, the new ground lease shall name all such Leasehold Mortgagees as co-tenants thereunder.

(E) If BNPLC has agreed with any Leasehold Mortgagee that such Leasehold Mortgagee's consent will be required to any modification or early termination of this Ground Lease by BNPLC, and if Lessor has been notified of such agreement, such consent will be required.

(F) No Leasehold Mortgagee will assume any liability under this Ground Lease either by virtue of its Leasehold Mortgage or by any subsequent receipt or collection of rents or profits generated from the GL Property, unless and until the Leasehold Mortgagee acquires BNPLC's leasehold estate in the GL Property at foreclosure or by deed in lieu of foreclosure.

(G) Although the foregoing provisions concerning Leasehold Mortgages and Leasehold Mortgagees will be self operative, Lessor agrees to include, in addition to the items specified in Paragraph 11, confirmation of the foregoing in any statement provided to a Leasehold Mortgagee or prospective Leasehold Mortgagee pursuant to Paragraph 11.

9       EVENTS OF DEFAULT.

(A) Definition of Ground Lease Default. Each of the following events shall be deemed to be a "GROUND LEASE DEFAULT" by BNPLC under this Ground Lease:

        (1) BNPLC shall fail to pay when due any installment of Ground Lease Rent due hereunder and such failure shall continue for sixty days after BNPLC receives notice thereof.

        (2) BNPLC shall fail to comply with any term, provision or covenant of this Ground Lease (other than as described in the other clauses of this subparagraph), and shall not cure such failure prior to the earlier of (A) ninety days after notice thereof is sent to BNPLC, or (B) the date any writ or order is issued for the levy or sale of any property owned by Lessor or its Affiliates (including the GL Property) because of such failure or any criminal action is instituted against BNPLC or any of its directors, officers or employees because of such failure; provided, however, that so long as no such writ or order is issued and no such criminal actions is instituted, if such failure is susceptible of cure but cannot with reasonable diligence be cured within such ninety day period, and if BNPLC shall promptly have commenced to cure the same and shall thereafter prosecute the curing thereof with reasonable diligence, the period within which such failure may be cured shall be extended for such further period as shall be necessary for the curing thereof with reasonable diligence.

(B) Remedy. Upon the occurrence of a Ground Lease Default which is not cured within any applicable period expressly permitted by subparagraph 9(A), Lessor's sole and exclusive remedies shall be to sue BNPLC for the collection of any amount due under this Ground Lease, to sue for the specific enforcement of BNPLC's obligations hereunder, or to enjoin the continuation of the Ground Lease Default; provided, however, no limitation of Lessor's remedies contained herein will prevent Lessor from recovering any reasonable costs Lessor may incur to mitigate its damages by curing a Ground Lease Default that BNPLC has failed to cure itself (so long as the cure by Lessor is pursued in a lawful manner and the costs Lessor seeks to recover do not exceed the actual damages to be mitigated). Lessor may not terminate this Ground Lease or BNPLC's right to possession under this Ground Lease. Any judgment which Lessor may obtain against BNPLC for amounts due under this Ground Lease may be collected only through resort of a judgement lien against BNPLC's interest in the GL Property and any Improvements. BNPLC shall have no personal liability for the payment amounts due under this or for the performance of any obligations of BNPLC under this Ground Lease.

10      QUIET ENJOYMENT. Neither Lessor nor any third party lawfully claiming any right or interest in the GL Property shall during the Ground Lease Term disturb BNPLC's peaceable and quiet enjoyment of the GL Property; however, such enjoyment shall be subject to the terms, provisions, covenants, agreements and conditions of this Ground Lease and the Permitted Encumbrances, to which this Ground Lease is subject and subordinate as herein above set forth.

11      ESTOPPEL CERTIFICATE. Lessor shall from time to time, within ten days after receipt of request by BNPLC, deliver a statement in writing certifying:

(A) that this Ground Lease is unmodified and in full force and effect (or if modified that this Ground Lease as so modified is in full force and effect);

(B) that to the knowledge of Lessor BNPLC has not previously assigned or hypothecated its rights or interests under this Ground Lease, except as is described in such statement with as much specificity as Lessor is able to provide;

(C) the term of this Ground Lease and the Ground Lease Rent then in effect and any additional charges;

(D) that BNPLC is not in default under any provision of this Ground Lease (or if in default, the nature thereof in detail) and a statement as to any outstanding obligations on the part of Lessor or BNPLC; and

(E)     such other matters as are reasonably requested by BNPLC.


Lessor's failure to deliver such statement within such time shall be conclusive upon BNPLC (i) that this Ground Lease is in full force and effect, without modification except as may be represented by BNPLC, (ii) that there are no uncured defaults in BNPLC's performance hereunder.


12      OPTION TO REPURCHASE. Subject to the terms and conditions set forth in
Annex 5, BNPLC (and any assignee of BNPLC's entire interest in the GL Property, but not any subtenant or assignee of a lesser interest) shall have the option (the "REPURCHASE OPTION") to purchase Lessor's interest in the GL Property. To secure BNPLC's right to recover any damages caused by a breach of the Repurchase Option or other provisions of this Ground Lease by Lessor, including any such breach caused by a rejection or termination of this Ground Lease in any bankruptcy or insolvency proceeding instituted by or against Lessor, as debtor, Lessor does hereby grant to BNPLC a lien and security interest against the Land and against all rights, title and interests of Lessor from time to time in and to the GL Property.



                          [The signature pages follow.]

        IN WITNESS WHEREOF, this Ground Lease is hereby executed in multiple originals as of the date first written above.




                                       "Lessor"

                                       [NAI or the Applicable Purchaser]



                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

[Continuation of signature pages to GROUND LEASE dated as of ___________, ____]





                                               "BNPLC"

                                               BNP LEASING CORPORATION




                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

STATE OF ___________         )
                             )
COUNTY OF _____________      )

        On _____________, _____, before me, ________________________, personally appeared ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                       WITNESS my hand and official seal.



                                       Signature________________________________

STATE OF ________            )
                             )
COUNTY OF __________         )

        On ___________, _____, before me, ________________________, personally appeared ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                       WITNESS my hand and official seal.



                                       Signature________________________________

                                     ANNEX 1

                                LEGAL DESCRIPTION

[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH NAI REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]


All that certain real property situate in the City of Sunnyvale, State of California, described as follows:

PARCEL ONE:

Parcel `A', so designated and delineated on the Parcel Map recorded November 10, 1971 in Book 292 of Maps, page 41, Santa Clara County Records.

EXCEPTING THEREFROM that portion thereof described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997, Document No. 13912192, Official Records.

PARCEL TWO:

Storm drain(age) easements, so described in the deeds referred to hereafter, in and as to certain portions of Parcel `A', so designated on the Parcel Map recorded August 28, 1974 in Book 345 of Maps, page 20, Santa Clara County Records. Said easements are the same as are described in the deeds to Los Altos Venture, a Joint Venture consisting of Mape Industries, Inc., a California corporation, and REBMA California Six, Inc., a Missouri corporation, recorded December 29, 1971 in Book 9647, page 183, and April 17, 1972 in Book 9790, page 380, Official Records; and to Paul Enterprises, a partnership, and Northwest Poultry and Dairy Products Co., an Oregon corporation, recorded June 17, 1975 in Book B467, page 167, Official Records.

APN: 110-32-001
ARB: 110-03-x066

                                     ANNEX 2

        PERMITTED ENCUMBRANCES

The leasehold and other interests in the Land hereby conveyed by Lessor are conveyed subject to the following matters to the extent the same are still valid and in force:

[THE SAME LIST OF PERMITTED ENCUMBRANCES ATTACHED TO THE GRANT DEED FROM BNPLC TO NAI OR THE APPLICABLE PURCHASER SHALL BE INSERTED HERE.]

                                     ANNEX 3

        LIST OF DEVELOPMENT DOCUMENTS


NONE

                                     ANNEX 4

                       DETERMINATION OF FAIR RENTAL VALUE


        Each annual payment of Ground Lease Rent will equal the Fair Rental Value, computed as of the most recent Rental Determination Date when such payment becomes due. As used in this Annex:

        "FAIR RENTAL VALUE" means (and all appraisers and other persons involved in the determination of the Fair Rental Value will be so advised) the annual rent, as determined in accordance with this Annex, that would be agreed upon between a willing tenant, under no compulsion to lease, and a willing landlord, under no compulsion to lease, for unimproved land comparable in size and location to the Land, exclusive of any Improvements but assuming that there is no higher and better use for such land than as a site for improvements of comparable size and utility to the Improvements, at the time a determination is required under hereunder and taking into consideration the condition of the Land, the encumbrances affecting the title to the Land and all applicable zoning, land use approvals and other governmental permits relating to the Land at the time of such determination; and

        "RENTAL DETERMINATION DATE" means the GL Effective Date and each fifth anniversary of the GL Effective Date.

        If Lessor and BNPLC have not agreed upon Fair Rental Value as of any Rental Determination Date within one hundred eighty days after the such date, then Fair Rental Value will be determined as follows:

        (a) Lessor and BNPLC shall each appoint a real estate appraiser who is familiar with rental values for properties in the vicinity of the Land and who has not previously acted for either party. Each party will make the appointment no later than ten days after receipt of notice from the other party that the appraisal process described in this Annex has been invoked. The agreement of the two appraisers as to Fair Rental Value will be binding upon Lessor and BNPLC. If the two appraisers cannot agree upon the Fair Rental Value within ten days following their appointment, they shall within another ten days agree upon a third real estate appraiser. Immediately thereafter, each of the first two appraisers will submit his best estimate of the appropriate Fair Rental Value (together with a written report supporting such estimate) to the third appraiser and the third appraiser will choose between the two estimates. The estimate of Fair Rental Value chosen by the third appraiser as the closest to the prevailing annual fair rental value will be binding upon Lessor and BNPLC. Notification in writing of this estimate shall be made to Lessor and BNPLC within fifteen days following the selection of the third appraiser.

        (b) If appraisers must be selected under the procedure set out above and either BNPLC or Lessor fails to appoint an appraiser or fails to notify the other party of such appointment within fifteen days after receipt of notice that the prescribed time for appointing the appraisers has passed, then the other party's appraiser will determine the Fair Rental Value. All appraisers selected for the appraisal process set out in this Annex will be disinterested, reputable, qualified real estate appraisers with the designation of MAI or equivalent and with at least 5 years experience in appraising properties comparable to the Land.

        (c) If a third appraiser must be chosen under the procedure set out above, he or she will be chosen on the basis of objectivity and competence, not on the basis of his relationship with the other appraisers or the parties to this Ground Lease, and the first two appraisers will be so advised. Although the first two appraisers will be instructed to attempt in good faith to agree upon the third appraiser, if for any reason they cannot agree within the prescribed time, either Lessor and BNPLC may require the first two appraisers to immediately submit its top choice for the third appraiser to the then highest ranking officer of the California Bar Association who will agree to help and who has no attorney/client or other significant relationship to either Lessor or BNPLC. Such officer will have complete discretion to select the most objective and competent third appraiser from between the choices of each of the first two appraisers, and will do so within twenty days after such choices are submitted to him.

        (d) Either Lessor or BNPLC may notify the appraiser selected by the other party to demand the submission of an estimate of Fair Rental Value or a choice of a third appraiser as required under the procedure described above; and if the submission of such an estimate or choice is required but the other party's appraiser fails to comply with the demand within fifteen days after receipt of such notice, then the Fair Rental Value or choice of the third appraiser, as the case may be, selected by the other appraiser (i.e., the notifying party's appraiser) will be binding upon Lessor and BNPLC.

        (e) Lessor and BNPLC shall each bear the expense of the appraiser appointed by it, and the expense of the third appraiser and of any officer of the California Bar Association who participates in the appraisal process described above will be shared equally by Lessor and BNPLC.

                                     ANNEX 5

                                REPURCHASE OPTION


        Subject to the terms of this Annex, BNPLC shall have an option (the "OPTION") to buy Lessor's fee interest in the GL Property at any time during the term of this Ground Lease for a purchase price (the "OPTION PRICE") to Lessor equal to the fair market value of the GL Property, determined as described in the next paragraph.

        For the purposes of this Annex, "fair market value" of the GL Property means (and all appraisers and other persons involved in the determination of the Option Price will be so advised) the price that would be agreed upon between a willing buyer, under no compulsion to buy, and a willing seller, under no compulsion to sell, for the Land, exclusive of any Improvements as if the Land were unimproved, but assuming that there is no higher and better use for the Land than as a site for the construction of improvements of comparable size and utility to the Improvements, at the time of BNPLC's exercise of the Option and taking into consideration the encumbrances affecting the title to the Land and all applicable zoning, land use approvals and other governmental permits relating to the Land at the time of the exercise of the Option.

        If BNPLC exercises the Option, which BNPLC may do by notifying Lessor that BNPLC has elected to buy Lessor's interest in the GL Property as provided herein, then:

        (a) To the extent, if any, required as a condition imposed by law to the conveyance of the fee interest in the GL Property to BNPLC, Lessor shall promptly at its expense do whatever is necessary to obtain approvals of a new Parcel Map or lot line adjustments.

        (b) Upon BNPLC's tender of the Option Price to Lessor, Lessor will convey to BNPLC by general warranty deed and assignment, subject only to the Permitted Encumbrances, good and marketable title to the fee estate in the Land , to Lessor's interest in all other GL Property and, to the extent still in force, to Lessor's Extended Remarketing Rights under the Purchase Agreement.

        (c) BNPLC's obligation to close the purchase shall be subject to the following terms and conditions, all of which are for the benefit of
        BNPLC: (1) BNPLC shall have been furnished with evidence satisfactory to BNPLC that Lessor can convey title as required by the preceding subparagraph; (2) nothing shall have occurred or been discovered after BNPLC exercised the Option that could significantly and adversely affect title to the GL Property or BNPLC's use thereof, (3) all of the representations of Lessor in this Ground Lease shall continue to be true as if made effective on the date of the closing and, with respect to any such representations which may be limited to the knowledge of Lessor or any of Lessor's representatives, would continue to be true on the date of the closing if all relevant facts and circumstances were known to Lessor and such representatives, (4) BNPLC shall find the Option Price acceptable after it is determined as provided in this Annex, and (5) BNPLC shall have been tendered the deed and other documents which are described in this Annex as documents to be delivered to BNPLC at the closing of BNPLC's purchase.

        (d) Closing of the purchase will be scheduled on the first Business Day following thirty days after the Option Price is established in accordance with the terms and conditions of this Annex and after any approvals described in subparagraph (a) above are obtained, and prior to closing BNPLC's occupancy of the GL Property shall continue to be subject to the terms and conditions of this Ground Lease, including the terms setting forth BNPLC's obligation to pay rent. Closing shall take place at the offices of any title insurance company reasonably selected by BNPLC to insure title under the title insurance policy described below.

        (e) Any transfer taxes or notices or registrations required by law in connection with the sale contemplated by this Annex will be the responsibility of Lessor.

        (f) Lessor will deliver a certificate of nonforeign status to BNPLC at closing as needed to comply with the provisions of the Foreign Investors Real Property Tax Act (FIRPTA) or any comparable federal, state or local law in effect at the time.

        (g) Lessor will also pay for and deliver to BNPLC at the closing an owner's title insurance policy in the full amount of the Option Price, issued by a title insurance company designated by BNPLC (or written confirmation from the title company that it is then prepared to issue such a policy), and subject only to standard printed exceptions which the title insurance company refuses to delete or modify in a manner acceptable to BNPLC and to Permitted Encumbrances.

        (h) Lessor shall also deliver at the closing all other documents or things reasonably required to be delivered to BNPLC or by the title insurance company to evidence Lessor's ability to transfer the GL Property to BNPLC.

        If Lessor and BNPLC do not otherwise agree upon the amount of the Option Price within twenty days after BNPLC exercises the Option, the Option Price shall be determined in accordance with the following procedure:

                (1) Lessor and BNPLC shall each appoint a real estate appraiser who is familiar with properties in the vicinity of the Land and who has not previously acted for either party. Each party will make the appointment no later than ten days after receipt of notice from the other party that the appraisal process described in this Annex has been invoked. The agreement of the two appraisers as to the Option Price will be binding upon Lessor and BNPLC. If the two appraisers cannot agree upon the Option Price within ten days following their appointment, they shall within another ten days agree upon a third real estate appraiser. Immediately thereafter, each of the first two appraisers will submit his best estimate of the appropriate Option Price (together with a written report supporting such estimate) to the third appraiser and the third appraiser will choose between the two estimates. The estimate of Option Price chosen by the third appraiser as the closest to the prevailing fair market value will be binding upon Lessor and BNPLC. Notification in writing of the Option Price shall be made to Lessor and BNPLC within fifteen days following the selection of the third appraiser.

                (2) If appraisers must be selected under the procedure set out above and either BNPLC or Lessor fails to appoint an appraiser or fails to notify the other party of such appointment within fifteen days after receipt of notice that the prescribed time for appointing the appraisers has passed, then the other party's appraiser will determine the Option Price. All appraisers selected for the appraisal process set out in this Annex will be disinterested, reputable, qualified real estate appraisers with the designation of MAI or equivalent and with at least 5 years experience in appraising properties comparable to the Land.

                (3) If a third appraiser must be chosen under the procedure set out above, he will be chosen on the basis of objectivity and competence, not on the basis of his relationship with the other appraisers or the parties to this Ground Lease, and the first two appraisers will be so advised. Although the first two appraisers will be instructed to attempt in good faith to agree upon the third appraiser, if for any reason they cannot agree within the prescribed time, either Lessor and BNPLC may require the first two appraisers to immediately submit its top choice for the third appraiser to the then highest ranking officer of the California Bar Association who will agree to help and who has no attorney/client or other significant relationship to either Lessor or BNPLC. Such officer will have complete discretion to select the most objective and competent third appraiser from between the choices of each of the first two appraisers, and will do so within ten days after such choices are submitted to him.

                (4) Either Lessor or BNPLC may notify the appraiser selected by the other party to demand the submission of an estimate of Option Price or a choice of a third appraiser as required under the procedure described above; and if the submission of such an estimate or choice is required but the other party's appraiser fails to comply with the demand within fifteen days after receipt of such notice, then the Option Price or choice of the third appraiser, as the case may be, selected by the other appraiser (i.e., the notifying party's appraiser) will be binding upon Lessor and BNPLC.

                (5) Lessor and BNPLC shall each bear the expense of the appraiser appointed by it, and the expense of the third appraiser and of any officer of the California Bar Association who participates in the appraisal process described above will be shared equally by Lessor and BNPLC.

                                   EXHIBIT-4


                             CORPORATION GRANT DEED


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NAME:   [NAI or the Applicable Purchaser]
ADDRESS:       ___________________
ATTN:          ___________________
CITY:          ___________________
STATE:         ___________________
Zip:           ___________________

MAIL TAX STATEMENTS TO:

NAME:   [NAI or the Applicable Purchaser]
ADDRESS:       ___________________
ATTN:          ___________________
CITY:          ___________________
STATE:         ___________________
Zip:           ___________________

                             CORPORATION GRANT DEED
              (Covering Land but not the Improvements On the Land)

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation ("Grantor"), hereby grants to [NAI or the Applicable Purchaser] ("Grantee") all of Grantor's interest in the land situated in Sunnyvale, California, described on Annex A attached hereto and hereby made a part hereof (the "Land"), together with the any other right, title and interest of Grantor in and to any easements, rights-of-way, privileges and other rights appurtenant to the Land; provided, however, that this grant is subject to the encumbrances described on Annex B (the "Permitted Encumbrances") and any reservations or qualifications set forth below. Grantee hereby assumes the obligations (including any personal obligations) of Grantor, if any, created by or under, and agrees to be bound by the terms and conditions of, the Permitted Encumbrances to the extent that the same concern or apply to the Land.

Although this deed conveys Grantor's interest in the Land itself, this deed does not convey any interest in any buildings or other improvements on the Land (collectively, "Improvements") or any rights or easements appurtenant to Improvements. Prior to or contemporaneously with the delivery of this deed, Grantor has conveyed or is conveying the Improvements and appurtenant rights and easements to another party.

                                       BNP LEASING CORPORATION

Date: As of ____________               By:______________________________________
                                          Its:__________________________________

                                       Attest:__________________________________
                                              Its:______________________________

                                       [NAI or Applicable Purchaser]


Date: As of ____________               By:______________________________________
                                          Its:__________________________________

                                       Attest:__________________________________
                                              Its:______________________________

STATE OF ____________ )
                             )      SS
COUNTY OF ___________ )


        On ___________________ before me, _______________, personally appeared
_______________ and _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

        WITNESS my hand and official seal.




        Signature_________________________




STATE OF ____________ )
                             )      SS
COUNTY OF ___________ )


        On ___________________ before me, _______________, personally appeared
_______________ and _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

        WITNESS my hand and official seal.




        Signature_________________________

                                     ANNEX A

                                LEGAL DESCRIPTION


[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH NAI REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]


The real property located in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

All of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara.

Together with that portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Beginning at the Northwest corner of Parcel A as shown upon said Parcel Map filed for record in Book 216 at Page 2; thence along the Westerly line of said Parcel A, South 14 degrees 51' 33" West 223.09 feet to a point hereinafter referred to as Point "X"; thence leaving said Westerly line North 38 degrees 52' 02" East 134.85 feet; thence North 51 degrees 07' 58" West 49.68; thence North 38 degrees 52' 02" East 87.23 feet to the Northerly line of last said Parcel A; thence along said Northerly line North 75 degrees 07' 58" West 44.97 feet to the point of beginning.

Excepting therefrom that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, described as follows:

Also, excepting therefrom that portion of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the office of the Recorder of the County of Santa Clara, described as follows:

Beginning at above mentioned Point "X"; thence along the Easterly line of Parcel A as shown upon said Parcel Map filed for record in Book 292 at page 41 South 14 degrees 51' 33" West 186.10 feet to a point on the Northeasterly line of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point being on a non-tangent curve concave Southwesterly and having a radius of 1002.05 feet, a radial line through said point bears North 45 degrees 01' 56" East; thence Northwesterly along said Northeasterly line and along said curve through a central angle of 04 degrees 20' 28" an arc length of 75.92 feet; thence leaving said Northeasterly line non-tangent from last said curve North 38 degrees 52' 02" East 164.71 feet to said Point of beginning. As created by that certain Certificate of Compliance (Lot Line Adjustment) recorded September 16, 1998, under Series No. 14395996.

PARCEL TWO:

Storm drain(age) easements, so described in the deeds referred to hereafter, in and as to certain portions of Parcel `A', so designated on the Parcel Map recorded August 28, 1974 in Book 345 of Maps, page 20, Santa Clara County Records.

Said easements are the same as are described in the deeds to Los Altos Venture, a Joint Venture consisting of Mape Industries, Inc., a California corporation, and REBMA California Six, Inc., a Missouri corporation, recorded December 29, 1971 in Book 9647, page 183, and April 17, 1972 in Book 9790, page 380, Official Records; and to Paul Enterprises, a partnership, and Northwest Poultry and Dairy Products Co., an Oregon corporation, recorded June 17, 1975 in Book B467, page 167, Official Records.

PARCEL THREE:

A non-exclusive easement for ingress and egress as shown in that certain Reciprocal Easement Agreement recorded September 16, 1998 under Series No. 14396001, more particularly described as follows:

Being a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara, and a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Commencing at the Northeasterly corner of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point lying on the easterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41.

Thence Northwesterly along the Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District along a curve to the left with a radius of 1002.05 feet, from which a radial line bears North 45 degrees 01' 56" East, through a central angle of 4 degrees 20' 28" for an arc length of 75.92 feet to the true point of beginning; thence North 38 degrees 52' 02" East 82.92 feet; thence Southeasterly along a non-tangent curve to the left with a radius of 78.00 feet, from which a radial line bears South 38 degrees 52' 02" West, through a central angle of 28 degrees 09' 05" for an arc length of
38.32 feet; thence North 38 degrees 52' 02" East 177.73 feet; thence Northwesterly along a curve to the left with a radius of 17.00 feet through a central angle of 90 degrees 00' 00" for an arc length of 26.70 feet; thence North 51 degrees 07' 58" West 19.80 feet; thence the following three courses:
North 38 degrees 52' 02" East 12.69 feet North 51 degrees 07' 58" West 49.68 feet; North 38 degrees 52' 02" East 87.23 feet to the Northeasterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2; thence South 75 degrees 07' 58" East 13.45 feet along said Northeasterly line; thence South 38 degrees 52' 02" West 74.94 feet; thence Southerly along a non-tangent curve to the left with a radius of 14.00 feet, from which a radial line bears North 88 degrees 46' 22"

West, through a central angle of 52 degrees 21' 36" for an arc length of 12.79 feet; thence South 51 degrees 07' 58" East 85.87 feet; thence South 38 degrees 52' 02" West 252.96 feet; North 51 degrees 07' 58" West 41.72 feet; thence Southwesterly along a non-tangent curve to the left with a radius of 20.00 feet, from which a radial line bears North 10 degrees 35' 40" West, through a central angle of 40 degrees 32' 18" for an arc length of 14.15 feet; thence South 38 degrees 52' 02" West 29.48 feet; thence Southerly along a tangent curve to the left with a radius of 20.00 feet, through a central angle of 60 degrees 45' 15" for an arc length 21.21 feet to a point on said Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District; thence Northwesterly along said Northeasterly line along a non-tangent curve to the left with a radius of 1002.05 feet, from which a radial line bears North 42 degrees 01' 23" East, through a central angle of 1 degree 19' 55" for an arc length of 23.29 feet to the True Point of Beginning.

APN: 110-32-010
ARB: 110-03-x066

                                     ANNEX B

                             PERMITTED ENCUMBRANCES

[DRAFTING NOTE: TO THE EXTENT THAT ENCUMBRANCES (OTHER THAN "LIENS REMOVABLE BY BNPLC") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" UNDER THE LAND LEASE OR THE OTHER LEASE AGREEMENT FROM TIME TO TIME OR BECAUSE OF NAI'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT.]

        This conveyance is subject to all encumbrances not constituting a "Lien Removable by BNPLC" (as defined in the Common Definitions and Provisions Agreement (Phase III - Land) incorporated by reference into the Lease Agreement (Phase III - Land) referenced in the last item of the list below), including the following matters to the extent the same are still valid and in force:

1.  TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

2. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

3.  EASEMENT for the purposes stated herein and incidents thereto
        Purpose           : Slope
        In favor of       : City of Sunnyvale
        Recorded          : October 9, 1964 in Book 6695, page 430, Official
                          Records
        Affects           : A strip of land 18 feet in width, contiguous to and
                          Northerly of the Northerly line of Java Drive, as shown on a survey plat entitled "TOPOGRAPHIC AND
                          ALTA/ACSM LAND TITLE SURVEY FOR THE MOZART DEVELOPMENT
                          COMPANY 475 JAVA DRIVE", dated April 15, 1998, prepared by Kier & Wright Civil Engineers & Surveyors,
                          Inc., Job No. 97208-2.

4.  EASEMENT for the purposes stated herein and incidents thereto
        Purpose           : Public utilities
        In favor of       : City of Sunnyvale
        Recorded          : October 9, 1964 in Book 6695, page 450, Official
                          Records
        Affects           : A strip of land 7 feet in width, contiguous to and
                          Northerly of the Northerly line of Java Drive, as shown on a survey plat entitled "TOPOGRAPHIC AND
                          ALTA/ACSM LAND TITLE SURVEY FOR THE MOZART DEVELOPMENT
                          COMPANY 475 JAVA DRIVE", dated April 15, 1998, prepared by Kier & Wright Civil Engineers & Surveyors,
                          Inc., Job
                          No. 97208-2.

5.  AGREEMENT on the terms and conditions contained therein,
        For               : Construction of additional storm drainage system
                          facilities
        Between           : City of Sunnyvale
        And               : Moffett Park Associates, a joint venture partnership
        Recorded          : November 2, 1966 in Book 7552, page 688, Official
                          Records.

    AMENDED AGREEMENT recorded April 21, 1967 in Book 7700, page 638, Official Records.

    NOTICE OF WAIVER OF CONSTRUCTION CREDITS regarding said Agreements, recorded September 28, 1976 in Book C307, page 346, Official Records.

6. Covenants, Conditions and Restrictions in the Declaration of Protective Covenants - Moffett Industrial Park No. 2) recorded December 23, 1971 in Book 9640, page 443, Official Records; which provide that a violation thereof shall not defeat or render invalid the lien of any Mortgage or Deed of Trust made in good faith and for value. Said Covenants, Conditions and Restrictions do not provide for reversion of title in the event of a breach thereof. Restrictions, if any, based upon race, color, religion, sex, handicap, familial status, or national origin are deleted, unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607, of the United States Code, or (b) related to handicap but does not discriminate against handicapped persons.

    ASSIGNMENT AND ASSUMPTION of the rights, powers, duties, obligations, and reservations of Moffett Park Associates, in favor of The Prudential Insurance Company of America, recorded February 8, 1977 in Book C583, page 685, Official Records.

7.  EASEMENT for the purposes stated herein and incidents thereto
        Purpose           : Streets and street improvements
        Granted to        : City of Sunnyvale
        Recorded          : November 16, 1976 in Book C414, page 95, Official
                          Records
        Affects           : The most Westerly corner of said Parcel `A', as
                          shown on a survey plat entitled "TOPOGRAPHIC AND
                          ALTA/ACSM LAND TITLE SURVEY FOR THE MOZART DEVELOPMENT
                          COMPANY 475 JAVA DRIVE", dated April 15, 1998, prepared by Kier & Wright Civil Engineers & Surveyors,
                          Inc., Job No. 97208-2.

8.      EASEMENT for the purposes stated herein and incidents thereto
        Purpose           : for ingress and egress of motor vehicles
        Granted to        : 495 Java Drive Associates, L.P., a California
                          Limited Partnership
        Recorded          : September 16, 1998, under Series No. 14396001,
                          Official Records
        Affects           : as follows:

    All that certain real property situate in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

    Being portions of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara and a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

    PARCEL ONE:

    Commencing at the Northeasterly corner of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point lying on the

    Easterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41:

    thence Northwesterly along the Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District along a curve to the left with a radius of 1002.05 feet, from which a radial line bears North 45 degrees 01' 56" East, through a central angle of 4 degrees 20' 28" for an arc length of 75.92 feet to the true point of beginning; thence North 38 degrees 52' 02" East 82.92 feet to a point hereafter referred to as Point A; thence North 51 degrees 07' 58" West 12.96 feet; thence South 38 degrees 52' 02" West 64.41 feet; thence Westerly along a tangent curve to the right with a radius of 20.00 feet, through a central angle of 64 degrees 20' 39" for an arc length of 22.46 feet to a point on said Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District; thence Southeasterly along said Northeasterly line along a non-tangent curve to the right with a radius of 1002.05 feet, from which a radial line bears North 39 degrees 18' 05" East, through a central angle of 1 degree 23' 23" for an arc length of 24.30 feet to the true point of beginning.

    PARCEL TWO:

    Commencing at said Point A; thence North 38 degrees 52' 02" East 216.65 feet to the true point of beginning; thence North 51 degrees 07' 58" West 49.68 feet; thence North 38 degrees 52' 02" Est 87.23 feet to the Northeasterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2; thence North 75 degrees 07' 58" West 13.91 feet along said Northeasterly line; thence South 38 degrees 52' 02" West
    94.26 feet; thence South 51 degrees 07' 58" East 62.39 feet; thence North 38 degrees 52' 02" East 12.70 feet to the true point of beginning.

9. ANY RIGHTS, interests, or claims adverse to those of the vestee herein which may exist or arise by reason of the following facts shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA DRIVE", dated April 15, 1998, prepared by Kier & Wright Civil Engineers & Surveyors, Inc., Job No.
    97208-2.

    a. Concrete walks and concrete berms or landscaping enclosures extend across the Easterly and Northerly boundary lines of the subject real property onto adjoining lands.

    b. A wood fence extends across the Easterly boundary line of the subject real property, onto adjoining land.

    c. Underground gas and electric lines, and storm drains, extend across the Easterly boundary line of the subject real property, onto or from adjoining land.

    d. An electric box and an electric vault exist on the Northerly boundary line of the subject real property.

    e. Construction of certain public improvements is in progress, in the Southwesterly corner of the subject real property, alongside the intersection of Java Drive and Geneva Drive.

10. Lease Agreement (Phase III - Land) dated [EFFECTIVE DATE], by and between BNP Leasing Corporation, as lessor, and Network Appliance, Inc., as lessee, and Lease Agreement (Phase III - Improvements) dated June 16, 1999, by and between BNP Leasing Corporation, as lessor, and Network Appliance, Inc., as lessee.

                                   EXHIBIT C

        BILL OF SALE AND ASSIGNMENT


        Reference is made to: (1) that certain Purchase Agreement (Phase III -
Land) between BNP Leasing Corporation ("ASSIGNOR") and Network Appliance, Inc., dated as of [EFFECTIVE DATE], (the "PURCHASE AGREEMENT") and (2) that certain Lease Agreement (Phase III - Land) between Assignor, as landlord, and Network Appliance, Inc., as tenant, dated as of [EFFECTIVE DATE] (the "LAND LEASE"). (Capitalized terms used and not otherwise defined in this document are intended to have the meanings assigned to them in the Common Definitions and Provisions Agreement (Phase III - Land) incorporated by reference into both the Purchase Agreement and Land Lease.)

        As contemplated by the Purchase Agreement, Assignor hereby sells, transfers and assigns unto [NAI OR THE APPLICABLE PURCHASER, AS THE CASE MAY BE], a _____________ ("ASSIGNEE"), all of Assignor's right, title and interest in and to the following property, if any, to the extent such property is assignable:

        (a)     the Land Lease;

        (b) any pending or future award made because of any condemnation affecting the Property or because of any conveyance to be made in lieu thereof, and any unpaid award for damage to the Property and any unpaid proceeds of insurance or claim or cause of action for damage, loss or injury to the Property; and

        (c) all other property included within the definition of "Property" as set forth in the Purchase Agreement.

Provided, however, excluded from this conveyance and reserved to Assignor are any rights or privileges of Assignor under the following ("EXCLUDED RIGHTS"):
(1) the indemnities set forth in the Land Lease, whether such rights are presently known or unknown, including rights of the Assignor to be indemnified against environmental claims of third parties as provided in the Land Lease which may not presently be known, (2) provisions in the Land Lease that establish the right of Assignor to recover any accrued unpaid rent under the Land Lease which may be outstanding as of the date hereof, (3) agreements between Assignor and "BNPLC's Parent" or any "Participant," both as defined in the Land Lease, or any modification or extension thereof, or (4) any other instrument being delivered to Assignor contemporaneously herewith pursuant to the Purchase Agreement. To the extent that this conveyance does include any rights to receive future payments under the Land Lease, such rights ("INCLUDED RIGHTS") shall be subordinate to Assignor's Excluded Rights, and Assignee hereby waives any rights to enforce Included Rights until such time as Assignor has received all payments to which it remains entitled by reason of Excluded Rights. If any amount shall be paid to Assignee on account of any Included Rights at any time before Assignor has received all payments to which it is entitled because of Excluded Rights, such amount shall be held in trust by Assignee for the benefit of Assignor, shall be segregated from the other funds of Assignee and shall forthwith be paid over to Assignor to be held by Assignor as collateral for, or then or at any time thereafter applied in whole or in part by Assignor against, the payments due to Assignor because of Excluded Rights, whether matured or unmatured, in such order as Assignor shall elect.

        Assignor does for itself and its successors covenant and agree to warrant and defend the title to the property assigned herein against the just and lawful claims and demands of any person claiming under or through a Lien Removable by BNPLC, but not otherwise.

        Assignee hereby assumes and agrees to keep, perform and fulfill Assignor's obligations, if any, relating to any permits or contracts, under which Assignor has rights being assigned herein.

        IN WITNESS WHEREOF, the parties have executed this instrument as of _______________, _____.



                                       ASSIGNOR:

                                       BNP LEASING CORPORATION a Delaware
                                       corporation



                                       By:______________________________________
                                          Its:__________________________________


                                       ASSIGNEE:

                                       [NAI or the Applicable Purchaser], a



                                       By:______________________________________
                                          Its:__________________________________

STATE OF ____________ )
                             )      SS
COUNTY OF ___________ )


        On ___________________ before me, _______________, personally appeared
_______________ and _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

        WITNESS my hand and official seal.




        Signature_________________________





STATE OF ____________ )
                             )      SS
COUNTY OF ___________ )


        On ___________________ before me, _______________, personally appeared
_______________ and _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

        WITNESS my hand and official seal.




        Signature_________________________

                                     ANNEX A

                                LEGAL DESCRIPTION

[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH NAI REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DOCUMENT TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]


The real property located in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

All of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara.

Together with that portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Beginning at the Northwest corner of Parcel A as shown upon said Parcel Map filed for record in Book 216 at Page 2; thence along the Westerly line of said Parcel A, South 14 degrees 51' 33" West 223.09 feet to a point hereinafter referred to as Point "X"; thence leaving said Westerly line North 38 degrees 52' 02" East 134.85 feet; thence North 51 degrees 07' 58" West 49.68; thence North 38 degrees 52' 02" East 87.23 feet to the Northerly line of last said Parcel A; thence along said Northerly line North 75 degrees 07' 58" West 44.97 feet to the point of beginning.

Excepting therefrom that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, described as follows:

Also, excepting therefrom that portion of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the office of the Recorder of the County of Santa Clara, described as follows:

Beginning at above mentioned Point "X"; thence along the Easterly line of Parcel A as shown upon said Parcel Map filed for record in Book 292 at page 41 South 14 degrees 51' 33" West 186.10 feet to a point on the Northeasterly line of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point being on a non-tangent curve concave Southwesterly and having a radius of 1002.05 feet, a radial line through said point bears North 45 degrees 01' 56" East; thence Northwesterly along said Northeasterly line and along said curve through a central angle of 04 degrees 20' 28" an arc length of 75.92 feet; thence leaving said Northeasterly line non-tangent from last said curve North

38 degrees 52' 02" East 164.71 feet to said Point of beginning. As created by that certain Certificate of Compliance (Lot Line Adjustment) recorded September 16, 1998, under Series No. 14395996.

PARCEL TWO:

Storm drain(age) easements, so described in the deeds referred to hereafter, in and as to certain portions of Parcel 'A', so designated on the Parcel Map recorded August 28, 1974 in Book 345 of Maps, page 20, Santa Clara County Records.

Said easements are the same as are described in the deeds to Los Altos Venture, a Joint Venture consisting of Mape Industries, Inc., a California corporation, and REBMA California Six, Inc., a Missouri corporation, recorded December 29, 1971 in Book 9647, page 183, and April 17, 1972 in Book 9790, page 380, Official Records; and to Paul Enterprises, a partnership, and Northwest Poultry and Dairy Products Co., an Oregon corporation, recorded June 17, 1975 in Book B467, page 167, Official Records.

PARCEL THREE:

A non-exclusive easement for ingress and egress as shown in that certain Reciprocal Easement Agreement recorded September 16, 1998 under Series No. 14396001, more particularly described as follows:

Being a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara, and a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Commencing at the Northeasterly corner of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point lying on the easterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41.

Thence Northwesterly along the Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District along a curve to the left with a radius of 1002.05 feet, from which a radial line bears North 45 degrees 01' 56" East, through a central angle of 4 degrees 20' 28" for an arc length of 75.92 feet to the true point of beginning; thence North 38 degrees 52' 02" East 82.92 feet; thence Southeasterly along a non-tangent curve to the left with a radius of 78.00 feet, from which a radial line bears South 38 degrees 52' 02" West, through a central angle of 28 degrees 09' 05" for an arc length of
38.32 feet; thence North 38 degrees 52' 02" East 177.73 feet; thence Northwesterly along a curve to the left with a radius of 17.00 feet through a central angle of 90 degrees 00' 00" for an arc length of 26.70 feet; thence North 51 degrees 07' 58" West 19.80 feet; thence the following three courses:
North 38 degrees 52' 02" East 12.69 feet North 51 degrees 07' 58" West 49.68 feet; North 38 degrees 52' 02" East 87.23 feet to the Northeasterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2; thence South 75 degrees 07' 58" East 13.45 feet along said Northeasterly line; thence South 38 degrees 52' 02" West 74.94 feet; thence Southerly along a non-tangent curve to the left with a radius of 14.00 feet, from which a radial line bears North 88 degrees 46' 22" West, through a central angle of 52 degrees 21' 36" for an arc length of 12.79 feet; thence South 51 degrees 07' 58"

East 85.87 feet; thence South 38 degrees 52' 02" West 252.96 feet; North 51 degrees 07' 58" West 41.72 feet; thence Southwesterly along a non-tangent curve to the left with a radius of 20.00 feet, from which a radial line bears North 10 degrees 35' 40" West, through a central angle of 40 degrees 32' 18" for an arc length of 14.15 feet; thence South 38 degrees 52' 02" West 29.48 feet; thence Southerly along a tangent curve to the left with a radius of 20.00 feet, through a central angle of 60 degrees 45' 15" for an arc length 21.21 feet to a point on said Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District; thence Northwesterly along said Northeasterly line along a non-tangent curve to the left with a radius of 1002.05 feet, from which a radial line bears North 42 degrees 01' 23" East, through a central angle of 1 degree 19' 55" for an arc length of 23.29 feet to the True Point of Beginning.

APN: 110-32-010
ARB: 110-03-x066

                                   EXHIBIT D

         ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

        THIS ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES (this "Certificate") is made as of ___________________, ____, by [NAI or the Applicable Purchaser, as the case may be], a ___________________ ("GRANTEE").

        Contemporaneously with the execution of this Certificate, BNP Leasing Corporation, a Delaware corporation ("BNPLC"), is executing and delivering to Grantee (1) a corporate grant deed and (2) a Bill of Sale and Assignment (the foregoing documents and any other documents to be executed in connection therewith are herein called the "CONVEYANCING DOCUMENTS" and any of the properties, rights or other matters assigned, transferred or conveyed pursuant thereto are herein collectively called the "SUBJECT PROPERTY").

        NOTWITHSTANDING ANY PROVISION CONTAINED IN THE CONVEYANCING DOCUMENTS TO THE CONTRARY, GRANTEE ACKNOWLEDGES THAT BNPLC MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY NATURE OR KIND, WHETHER STATUTORY, EXPRESS OR IMPLIED, WITH RESPECT TO ENVIRONMENTAL MATTERS OR THE PHYSICAL CONDITION OF THE SUBJECT PROPERTY, AND GRANTEE, BY ACCEPTANCE OF THE CONVEYANCING DOCUMENTS, ACCEPTS THE SUBJECT PROPERTY "AS IS," "WHERE IS," "WITH ALL FAULTS" AND WITHOUT ANY SUCH REPRESENTATION OR WARRANTY BY GRANTOR AS TO ENVIRONMENTAL MATTERS, THE PHYSICAL CONDITION OF THE SUBJECT PROPERTY, COMPLIANCE WITH SUBDIVISION OR PLATTING REQUIREMENTS OR CONSTRUCTION OF ANY IMPROVEMENTS. Without limiting the generality of the foregoing, Grantee hereby further acknowledges and agrees that warranties of merchantability and fitness for a particular purpose are excluded from the transaction contemplated by the Conveyancing Documents, as are any warranties arising from a course of dealing or usage of trade. Grantee hereby assumes all risk and liability (and agrees that BNPLC shall not be liable for any special, direct, indirect, consequential, or other damages) resulting or arising from or relating to the ownership, use, condition, location, maintenance, repair, or operation of the Subject Property, except for damages proximately caused by (and attributed by any applicable principles of comparative fault to) the Established Misconduct of BNPLC. As used in the preceding sentence, "ESTABLISHED MISCONDUCT" is intended to have, and be limited to, the meaning given to it in the Common Definitions and Provisions Agreement (Phase III - Land) incorporated by reference into the Purchase Agreement between BNPLC and Network Appliance, Inc. dated [EFFECTIVE DATE], pursuant to which Purchase Agreement BNPLC is delivering the Conveyancing Documents.

        The provisions of this Certificate shall be binding on Grantee, its successors and assigns and any other party claiming through Grantee. Grantee hereby acknowledges that BNPLC is entitled to rely and is relying on this Certificate.

        EXECUTED as of ________________, ____.

                                       [NAI or the Applicable Purchaser]

                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                   EXHIBIT E

        SECRETARY'S CERTIFICATE


        The undersigned, [Secretary or Assistant Secretary] of BNP Leasing Corporation, a Delaware corporation (the "Corporation"), hereby certifies as follows:

        1. That he is the duly, elected, qualified and acting Secretary [or Assistant Secretary] of the Corporation and has custody of the corporate records, minutes and corporate seal.

        2. That the following named persons have been properly designated, elected and assigned to the office in the Corporation as indicated below; that such persons hold such office at this time and that the specimen signature appearing beside the name of such officer is his or her true and correct signature.

[THE FOLLOWING BLANKS MUST BE COMPLETED WITH THE NAMES AND SIGNATURES OF THE OFFICERS WHO WILL BE SIGNING THE DEED AND OTHER SALE CLOSING DOCUMENTS ON BEHALF OF THE CORPORATION.]

Name                    Title                    Signature
----                    -----                    ---------


------------------      ------------------       ------------------

------------------      ------------------       ------------------

------------------      ------------------       ------------------


        3. That the resolutions attached hereto and made a part hereof were duly adopted by the Board of Directors of the Corporation in accordance with the Corporation's Articles of Incorporation and Bylaws. Such resolutions have not been amended, modified or rescinded and remain in full force and effect.

        IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Corporation on this ____, day of __________, ____.




                                       _________________________________________
                                       [signature and title]

                            CORPORATE RESOLUTIONS OF
                             BNP LEASING CORPORATION


        WHEREAS, pursuant to that certain Purchase Agreement (Phase III - Land) (herein called the "Purchase Agreement") dated as of [EFFECTIVE DATE], by and between BNP Leasing Corporation (the "Corporation") and [NAI OR THE APPLICABLE PURCHASER AS THE CASE MAY BE] ("Purchaser"), the Corporation agreed to sell and Purchaser agreed to purchase or cause the Applicable Purchaser (as defined in the Purchase Agreement) to purchase the Corporation's interest in the property (the "Property") located in Sunnyvale, California more particularly described therein.

        NOW THEREFORE, BE IT RESOLVED, that the Board of Directors of the Corporation, in its best business judgment, deems it in the best interest of the Corporation and its shareholders that the Corporation convey the Property to Purchaser or the Applicable Purchaser pursuant to and in accordance with the terms of the Purchase Agreement.

        RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed in the name and on behalf of the Corporation to cause the Corporation to fulfill its obligations under the Purchase Agreement.

        RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed to take or cause to be taken any and all actions and to prepare or cause to be prepared and to execute and deliver any and all deeds and other documents, instruments and agreements that shall be necessary, advisable or appropriate, in such officer's sole and absolute discretion, to carry out the intent and to accomplish the purposes of the foregoing resolutions.

                                   EXHIBIT F

                                FIRPTA STATEMENT

        Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. Sections 18805, 18815 and 26131 of the California Revenue and Taxation Code, as amended, provide that a transferee of a California real property interest must withhold income tax if the transferor is a nonresident seller.

        To inform [NAI OR THE APPLICABLE PURCHASER] (the "Transferee") that withholding of tax is not required upon the disposition of a California real property interest by transferor, BNP Leasing Corporation (the "Seller"), the undersigned hereby certifies the following on behalf of the Seller:

        1. The Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

        2. The United States employer identification number for the Seller is _____________________;

        3. The   office address of the Seller is ______________
_________________________ _________________.

        4.      The Seller is qualified to do business in California.

        The Seller understands that this certification may be disclosed to the Internal Revenue Service and/or to the California Franchise Tax Board by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

        The Seller understands that the Transferee is relying on this affidavit in determining whether withholding is required upon said transfer.

        Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Seller.

        Dated: ___________, ____.


                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                       1